UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. ___)

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☒	Definitive Proxy Statement.

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☐	Soliciting Material Pursuant to §240.14a-12.

Pluristem Therapeutics Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PLURISTEM THERAPEUTICS INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On January 21, 2009

        You are hereby notified that the annual meeting of stockholders of Pluristem Therapeutics Inc., or the Company, will be held on Wednesday, January 21, 2009 at 5:00 p.m., local time (in Israel), at our offices, Matam Advanced Technology Park Building No. 20, Haifa, Israel, 31905, for the following purposes:

1.     To elect eight directors to serve until the next annual meeting of stockholders and until their respective successors shall have been duly elected and qualified;

2.     To approve the Amended and Restated 2005 Stock Option Plan of the Company, amending the current Amended 2005 Stock Option Plan in order to: (i) increase the number of shares of Common Stock authorized for issuance thereunder from 1,990,000 to be equal to 16% of the number of shares of Common Stock issued and outstanding on a fully diluted basis immediately prior to the grant of securities; (ii) allow the issuance of shares of Common Stock and units for such shares of Common Stock; and (iii) set the termination date thereof to be December 31, 2018; and

3.     To consider and act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

        All stockholders are cordially invited to attend the annual meeting. If your shares are registered in your name, please bring the admission ticket attached to your proxy card. If your shares are registered in the name of a broker, trust, bank or other nominee, you will need to bring a proxy or a letter from that broker, trust, bank or other nominee or your most recent brokerage account statement, that confirms that you are the beneficial owner of those shares. If you do not have either an admission ticket or proof that you own shares of the Company, you will not be admitted to the meeting.

        The Board of Directors has fixed the close of business on December 24, 2008, as the record date for the meeting. Only stockholders on the record date are entitled to notice of and to vote at the meeting and at any adjournment or postponement thereof.

        Your vote is important regardless of the number of shares you own. The Company requests that you complete, sign, date and return the enclosed proxy card without delay in the enclosed postage-paid return envelope, even if you now plan to attend the annual meeting. You may revoke your proxy at any time prior to its exercise by delivering written notice or another duly executed proxy bearing a later date to the Secretary of the Company, or by attending the annual meeting and voting in person.

By order of the Board of Directors, /s/ Yaky Yanay Yaky Yanay, Chief Financial Officer and Secretary

December 29, 2008

IMPORTANT: In order to secure a quorum and to avoid the expense of additional proxy solicitation, please sign, date and return your proxy promptly in the enclosed envelope even if you plan to attend the meeting personally. Your cooperation is greatly appreciated.

PLURISTEM THERAPEUTICS INC.
Matam Advanced Technology Park
Building No. 20
Haifa, Israel, 31905

PROXY STATEMENT

INTRODUCTION

        This proxy statement and the accompanying proxy are being mailed by the Company to the holders of record of the Company’s outstanding shares of Common Stock, $0.00001 par value, or Common Stock, commencing on or about December 29, 2008. The accompanying proxy is being solicited by the Board of Directors of the Company, or the Board, for use at the annual meeting of stockholders of the Company, or the Meeting, to be held on January 21, 2009 at 5:00 p.m. local time (in Israel), at our offices, Matam Advanced Technology Park Building No. 20, Haifa, Israel, 31905 and at any adjournment or postponement thereof. The cost of solicitation of proxies will be borne by the Company. Directors, officers and employees of the Company may assist in the solicitation of proxies by mail, telephone, telefax, in person or otherwise, without additional compensation. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting materials to the owners of stock held in their names and the Company will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of such proxy materials.

        The Board has fixed December 24, 2008 as the record date, or the Record Date, for the Meeting. Only stockholders of record on the Record Date are entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. On December 24, 2008, there were issued and outstanding 11,458,662 shares of Common Stock. Each share of Common Stock is entitled to one vote per share.

        The Company’s Bylaws provide that a quorum shall consist of the representation at the Meeting, in person or by proxy, of stockholders entitled to vote at least thirty-three and one-third percent (33 1/3%) of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy. The affirmative vote of the holders of a majority of the votes present in person or represented by proxy is required for the election of each of the director nominees and for the adoption of the Company’s Amended and Restated 2005 Stock Option Plan, or the 2005 Plan, and for the approval of any other business which may properly be brought before the Meeting or any adjournment or postponement thereof. A majority means that such actions require more than fifty percent (50%) of the votes cast to be approved.

        All shares of Common Stock represented in person or by valid proxies received by the Company prior to the date of, or at, the Meeting will be counted for purposes of determining the presence of a quorum for taking action on the proposals set forth below and be voted as specified in the proxies or voting instructions. With regard to the election of directors, votes may be cast for or against particular director nominees, left blank or stockholders may abstain from voting for each nominee. Votes that are left blank will be voted FOR the election of the directors named on the proxy and For the adoption of our 2005 Plan; abstentions are not considered “votes cast” and thus have no effect on the election of directors; abstentions and broker non-votes are not considered “votes cast” for the purpose of adopting the proposed amendments to our 2005 Plan and thus also have no effect thereon. With regard to other matters that may properly come before the Meeting, votes will be cast at the discretion of the proxies.

        Abstentions may be specified on all proposals and will be counted as present for purposes of determining a quorum. Submitted proxies which are left blank and broker non-votes will also be counted as present for purposes of determining a quorum, but are not counted for purposes of determining whether a proposal has been approved in matters where the proxy does not confer the authority to vote on such proposal, and thus have no effect on its outcome. Broker non-votes are shares held by a broker or nominee which are represented at the Meeting, but with respect to which the broker or nominee is not empowered to vote on a particular proposal. Brokers have discretion to vote matters that are considered “routine”, such as the uncontested election of directors, however, the matter described in Item 2, the adoption of the Company’s Amended and Restated 2005 Stock Option Plan, is not a “routine” matter and therefore brokers or nominees are not empowered to vote on such matter without instructions from the street name holder.

        Any stockholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by our Secretary, by submitting a duly executed proxy bearing a later date or by electing to vote in person at the Meeting.  The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment.

        On or about December 29, 2008, this proxy statement, together with the related proxy card, is being mailed to our stockholders of record as of the Record Date.  Our annual report to our stockholders for the fiscal year ended June 30, 2008, or Fiscal 2008, including our financial statements, is being mailed together with this proxy statement to all of our stockholders of record as of the Record Date.  In addition, we have provided brokers, dealers, banks, voting trustees and their nominees, at our expense, with additional copies of our annual report so that our record holders could supply these materials to our beneficial owners as of the Record Date.

        IMPORTANT: If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. Please contact the person responsible for your account and give instructions for a proxy to be completed for your shares.

        Our website address is included several times in this proxy statement as a textual reference only and the information in our website is not incorporated by reference into this proxy statement.

        The numbers of shares in this proxy statement have been adjusted to reflect the one for two hundred reverse stock split we effected on November 26, 2007.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

        At the Meeting, eight directors are to be elected, which number shall constitute our entire Board, to hold office until the next annual meeting of stockholders and until their successors shall have been duly elected and qualified. Unless otherwise specified in the proxy, it is the intention of the persons named in the enclosed form of proxy to vote the stock represented thereby for the election as directors, each of the nominees whose names and biographies appear below. All of the nominees whose names and biographies appear below are presently our directors.  In the event any of the nominees should become unavailable or unable to serve as a director, it is intended that votes will be cast for a substitute nominee designated by the Board. The Board has no reason to believe that the nominees named will be unable to serve if elected. Each nominee has consented to being named in this proxy statement and to serve if elected. Hava Meretzki, one of our directors, is the spouse of Shai Meretzki, the founder and the former Chief Technology Officer of our wholly owned subsidiary, Pluristem Ltd.

Principal Employment and Experience of Director Nominees

        The following information is furnished with respect to the persons nominated for election as directors; all of these nominees are current members of our Board:

Name	Age	Present Principal Employer and Prior Business Experience

Zami Aberman	54	Mr. Aberman became our Chief Executive Officer and President in September, 2005 and a director of our Company in November, 2005. Mr. Aberman became our Co-Chairman of the Board in April, 2006. He has 20 years of experience in marketing and management in the hi-tech industry. He held Chief Executive and Chairman positions in companies in Israel, the United States, Europe, Japan and Korea. Mr. Aberman operated within high-tech global companies in the fields of automatic optical inspection, network security, video over IP, software, chip design and robotic markets. Mr. Aberman serves as the chairman of Rose Hitech Ltd., a private investment company; as the chairman of VLScom Ltd., a private company specializing in video compression for HDTV and video over IP and as a director of Ori Software Ltd., a private company engaged in data management. Before serving in those positions he served, between 2002 and 2005, as the President and CEO of Elbit Vision Systems, a public company traded on the OTCBB market (EVSNF.OB) which supplies inspection systems for the microelectronic industry.

In 1992, Mr. Aberman was awarded the Rothschild Prize for excellence in his field from the President of the State of Israel. Mr. Aberman holds a B.Sc. in Mechanical Engineering from Ben Gurion University in Israel.

Israel Ben-Yoram*	48	Mr. Ben-Yoram became a director of our Company in January, 2005. He has been a director and partner in the accounting firm of Mor, Ben-Yoram and Partners in Israel since 1985. In addition, since 1992, Mr. Ben-Yoram has been a shareholder and has served as the head director of Mor, Ben-Yoram Ltd., a private company in Israel in parallel to the operation of Mor, Ben-Yoram and Partners. This company provides management services, economic consulting services and other professional services to businesses.

Mr. Ben-Yoram received a B.A. in accounting from the University of Tel Aviv, an M.A. in Economics from the Hebrew University of Jerusalem, an LLB and an MBA from Tel Aviv University and an LLM from Bar Ilan University.

Isaac Braun*	56	Mr. Braun became a director of our Company in July, 2005. Mr. Braun is a business veteran with entrepreneurial, industrial and manufacturing experience. He is a co-founder and has been a board member of several hi-tech start-ups in the areas of e-commerce, security, messaging, search engines and biotechnology. Mr. Braun is involved with advising private companies on raising financing and business development.

Mark Germain*	58	Mr. Germain became a director of our Company and was appointed as Co-Chairman of our Board in May 2007. For more than five years, Mr. Germain has been a merchant banker serving primarily the biotech and life sciences industries. He has been involved as a founder, director, Chairman of the Board of, and/or investor in, over twenty companies in the biotech field, and assisted many of them in arranging corporate partnerships, acquiring technology, entering into mergers and acquisitions, and executing financings and going public transactions. He graduated from New York University School of Law in 1975, Order of the Coif, and was a partner in a New York law firm practicing corporate and securities law before leaving in 1986. Since then, and until he entered the biotech field in 1991, he served in senior executive capacities, including as president of a public company sold in 1991. In addition to being Co-Chairman of the Company, Mr. Germain is a director of the following publicly traded companies: Stem Cell Innovations, Inc., ChromaDex, Inc., Omnimmune Corp. and Collexis Holdings, Inc. He is also a co-founder and director of a number of private companies in the biotechnology field.

Hava Meretzki	39	Ms. Meretzki became a director of our Company in October, 2003. Ms. Meretzki is an attorney and is a partner in the law firm of Meretzki - Tavor in Haifa, Israel. Ms. Meretzki specializes in civil, trade and labor law and is presently Vice-Chairman for the National Council of the Israel Bar Association. Recently Ms. Meretzki was nominated as a member committee for the nomination of legal advisers in governmental companies.

Ms. Meretzki received a Bachelors Degree in Law from the Hebrew University in 1991 and was admitted to the Israel Bar Association in 1993.

Nachum Rosman*	62	Mr. Rosman became a director of our Company in October, 2007. In 1999, Mr. Rosman founded Talecity Ltd., a movie production company, and has since been serving as its Chief Financial Officer. In addition he provides management and consulting services to startup companies in the financial, organizational and human resource aspects of their operations. Mr. Rosman also serves as a director at several privately held companies. Throughout his career, Mr. Rosman held Chief Executive and Chief Financial Officer positions in Israel, the United States and England. In these positions he was responsible, among other things, for finance management, fund raising, acquisitions and technology sales.

Mr. Rosman holds a B.Sc. in Management Engineering and an M.Sc. in Operations Research from the Technion, Haifa, Israel. Mr. Rosman also participated in a Ph.D. program in Investments and Financing at the Tel Aviv University, Israel.

Doron Shorrer*	55	Mr. Shorrer became a director of our Company in October, 2003. Between 2002 and 2004 he was Chairman of the Boards of Phoenix Insurance Company, one of the largest insurance companies in Israel, and of Mivtachim Pension Benefit Group, the largest pension fund in Israel. Prior to serving in these positions, Mr. Shorrer held senior positions that included Arbitrator at the Claims Resolution Tribunal for Dormant Accounts in Switzerland; Economic and Financial Advisor, Commissioner of Insurance and Capital Markets for the State of Israel; Member of the board of directors of "Nechasim" of the State of Israel; Member Committee for the Examination of Structural Changes in the Capital Market (The Brodet Committee); General Director of the Ministry of Transport; Co-Founder and director of an accounting firm with offices in Jerusalem, Tel-Aviv and Haifa; Member of the Lecture Staff of the Amal School Chain; Chairman of a Public Committee for Telecommunications; and Economic Consultant to the Ministry of Energy. Among many areas of expertise, Mr. Shorrer formulates, implements and administers business planning in the private and institutional sector in addition to consulting on economic, accounting and taxation issues to a large audience ranging from private concerns to government ministries.

Mr. Shorrer holds a B.A. in Economics and Accounting and an M.A. in Business Administration (specialization in finance and banking) from the Hebrew University of Jerusalem and is a Certified Public Accountant (ISR).

Shai Pines	55	Mr. Pines is a lawyer admitted to practice law in the State of Israel since 1981. He is a partner with, and heads the Commercial and International Transactions Department of, the Israeli law firm of Hamburger Evron & Co. Since 2000 Mr. Pines served as a member of the Supervisory Board of Globe Trade Centre SA (GTC), a Polish company, which is traded on the Warsaw Stock Exchange, and between the years 2000 - 2005 as a member of the Supervisory Board of GTC International BV, a Dutch private company. Mr. Pines is also a member of the Board of Governors of the Law Faculty of the Tel-Aviv University since 2006. Mr. Pines holds an MBA degree from Kellogg School of Management, Northwestern University, U.S.A. & the Leon Recanati Graduate School of Business Administration, Tel-Aviv University and an LL.B. degree from Tel-Aviv University.

* The Board determined that this director is “independent” as defined by the rules of the Securities and Exchange Commission, or SEC, and the NASDAQ Stock Market, or NASDAQ, rules and regulations. None of the independent directors has any relationship with us besides serving on our Board.

Required Vote

        The affirmative vote of the holders of a majority of the votes present in person or represented by proxy is required for the election of each of the director nominees.

The Board recommends a vote FOR the election of each of the director nominees named above.

PROPOSAL NO. 2 – ADOPTION OF THE COMPANY’S AMENDED AND RESTATED 2005 STOCK OPTION PLAN

        The Board has unanimously approved, and unanimously recommends that the stockholders of the Company approve the Amended and Restated 2005 Stock Option Plan of the Company, amending the current Amended 2005 Stock Option Plan in order to: (i) increase the number of shares of Common Stock authorized for issuance thereunder from 1,990,000 to be equal to 16% of the number of shares of Common Stock issued and outstanding on a fully diluted basis immediately prior to the grant of securities; (ii) allow the issuance of shares of Common Stock and units for such shares of Common Stock; and (iii) set the termination date thereof to be December 31, 2018, as set forth in the Amended and Restated 2005 Stock Option Plan attached hereto as Appendix A (reflecting changes to the Company’s 2005 Stock Option Plan in the form filed with the Securities and Exchange Commission on May 24, 2007 as exhibit 99.1 to the Company’s current report on Form 8-K).

        The Board believes that equity interests are a significant factor in the Company’s ability to attract, retain and motivate key employees, directors and other service providers that are critical to the Company’s long-term success and that an increase in the number of shares available for issuance under the 2005 Plan is necessary in order to provide those persons with incentives to serve the Company. The Board believes that allowing the issuance of shares of Common Stock, or Restricted Stock, or units for such Restricted Stock, would allow the Company greater flexibility in connection with its compensation methods.

        In approving the increase in the number of shares reserved for issuance under the 2005 Plan, the Board considered (i) that only approximately 42,147 shares remained available for grant under the 2005 Plan as of December 24, 2008 (not taking into account options grants conditioned upon increase in the number of shares of Common Stock underlying the plan); (ii) the annual rate of grants of options under the 2005 Plan during calendar year 2007 and 2008, of 1,741,250 and 117,500, respectively; and (iii) the portion of the Company’s outstanding shares represented by equity compensation, including shares subject to options. The proposed increase will provide the Company with additional options for use in future grants.

        In setting the termination date of the 2005 Plan, the Board considered (i) Nasdaq rules that allow the automatic increases in the shares available under a plan based on a determined formula, without the need for stockholder approval, provided that such plan does not have a term in excess of ten years (unless stockholder approval is obtained every ten years); and (ii) requirements imposed by Section 422 of the Internal Revenue Code of 1986, as amended, or the Code, and the Treasury Regulations thereunder, for qualification of an option as an “incentive stock option”, or ISO, including the requirements that an option must be granted within ten years of the adoption date of the plan or the date of stockholder approval.

        The Board considers all the amendments to the 2005 Plan are equally important and therefore the adoption of the Amended and Restated 2005 Stock Option Plan is brought to vote as one single matter.

Summary of the 2005 Plan

        The following summary of the material features of the Company’s Amended and Restated 2005 Stock Option Plan (assuming its adoption is approved by stockholders) is qualified in its entirety by reference to the complete text thereof attached as Appendix A.

        The 2005 Plan permits the issuance of equity-based awards, including incentive stock options, nonqualified stock options, grants of Common Stock, whether or not subject to restrictions, stock options, shares of Common Stock and unit for such shares of Common Stock that qualify under Section 102 of the Israeli Tax Ordinance (New Version) 1961, or the ITO, and stock options that qualify under Section 3(i) of the ITO . The 2005 Plan initially reserved 75,000 shares of our Common Stock (adjusted to reflect reserve stock split). On January 24, 2007 our Board of Directors amended the 2005 Stock Option Plan to reserve for issuance an aggregate of 1,400,000 shares of our Common Stock; and on August 29, 2007, we reserved an additional 500,000 shares of Common Stock for the 2005 Plan; and on August 28, 2008, we reserved an additional 90,000 of shares of our Common Stock, totaling 1,990,000 shares of Common Stock. Stockholders are now asked to approve an amendment to the 2005 Plan that calls, among other things, for the reservation of shares of Common Stock equal to 16% of the number of shares of Common Stock issued and outstanding immediately prior to the grant of any options to acquire shares, grant of shares of Common Stock, units for such shares, or Award, on a Fully Diluted Basis. For purposes of the 2005 Plan, the term “Fully Diluted Basis” means all issued and outstanding share capital (where options shall be deemed outstanding share capital until exercised) and all rights to acquire share capital including, without limitation, all securities convertible or exercisable into shares of Common Stock being deemed so converted and exercised, the conversion of any convertible stockholder loans into share capital, with all outstanding warrants, options or any other right granted by the Company to receive shares of the Company’s share capital being deemed exercised in full. The foregoing notwithstanding, the maximum number of shares that may be subject to incentive stock options, or ISOs, granted under the 2005 Plan shall be 450,000, subject to adjustment as provided in the 2005 Plan.

        Purpose, Eligible Individuals, Effective Date and Duration. On November 21, 2005, our Board of Directors adopted our 2005 Plan. The purpose of the 2005 Plan is to retain the services of valued key employees and consultants of the Company and such other persons and to encourage such persons to acquire a greater proprietary interest in the Company, thereby strengthening their incentive to achieve the objectives of the stockholders of the Company, to serve as an aid and inducement in the hiring of new employees and to provide an equity incentive to consultants and other persons selected by the Board. Under the 2005 Plan, options and shares of Common Stock may be granted to our officers, directors, employees and consultants or the officers, directors, employees and consultants of our subsidiary.

        Shares Subject to the 2005 Plan. The total number of shares of our Common Stock that may be granted of aforesaid options or shares of Common Stock, may not exceed 1,990,000 shares, or, if the proposed amendment is approved, 16% of the number of shares of Common Stock issued and outstanding immediately prior to the grant of such Awards, on a Fully Diluted Basis, which is equal to 3,107,635 shares of Common Stock as of December 24, 2008. The shares may be authorized but unissued shares or treasury shares. The total amount of Common Stock that may be granted under the 2005 Plan to any single person in any calendar year may not exceed in the aggregate 1,000,000 shares. In addition, the maximum number of shares of Common Stock that may be subject to ISOs granted under the 2005 Plan shall be 450,000. To the extent that an Award lapses or is forfeited, the shares subject to such Award will again become available for grant under the terms of the 2005 Plan.

        As of December 24, 2008, 1,947,853 Awards were outstanding.

        Administration. Although the Board has the authority to administer the 2005 Plan, it has the right to delegated this authority to a committee, which administers all of our equity-based compensation plans. Each member of such committee shall be a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and an “outside director” within the meaning of Section 162(m) of the Code.

        Subject to the terms of the 2005 Plan, the Board has the authority to: (1) select or approve Award recipients; (2) determine the terms and conditions of Awards, including the price to be paid by a participant for any Common Stock; and (3) interpret the 2005 Plan and prescribe rules and regulations for its administration.

        Stock Options. The Board may grant incentive stock options, nonqualified stock options, or Options, under Section 102 or 3(i) of the ITO. The Board determines the number of shares of Common Stock subject to each Option, provided that in no event the number of shares of Common Stock that may be reserved pursuant to the exercise of Options granted to any person under the 2005 Plan exceed 5% of the issued and outstanding shares of Common Stock of the Company and that the aggregate fair market value of the shares of Common Stock with respect to which ISOs are exercisable for the first time by a participant during any calendar year shall not exceed $100,000. The Board determines the exercise price of an Option, its duration and the manner and time of exercise. However, in no event shall an Option be exercisable more than ten years following the grant date thereof. ISOs may be issued only to employees of the Company or of a corporate subsidiary of ours, and the exercise price must be at least equal to the fair market value of the Common Stock as of the date the Option is granted. Further, an incentive stock option generally must be exercised within ten years of grant. The Board, in its discretion, may provide the vesting terms of any Option, provided that if no schedule is specified at the time of grant, the Option shall vest as follows: (i) on the six month anniversary of the date of the grant, the Option shall vest and shall become exercisable with respect to 25% of the Common Stock to which it pertains; and (ii) on the seven month and each successive month anniversary to and including the twenty-four month anniversary, the Option shall vest and become exercisable with respect to an additional 1/24 of the Common Stock to which it pertains. The vesting of one or more outstanding Options may be accelerated by the Board at such times and in such amounts as it shall determine in its sole discretion.

        The exercise price of an Option may be paid in cash or by certified or cashier’s check, in shares of Common Stock owned by the participant, or by means of a “cashless exercise” procedure in which a broker transmits to us the exercise price in cash, either as a margin loan or against the participant’s notice of exercise and confirmation by us that we will issue and deliver to the broker stock certificates for that number of shares of Common Stock having an aggregate fair market value equal to the exercise price.

        Options granted under the 2005 Plan and the rights and privileges conferred by the 2005 Plan may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by applicable laws of descent and distribution.

        Stock Grants. If the amendments to the 2005 Plan are approved by stockholders, the Board will be able to issue shares of Common Stock to participants, either with or without restrictions, as determined by it in its discretion, as well as units for such shares of Common stock with a specific vesting schedule. Restrictions may include conditions that require the participant to forfeit the shares in the event that the holder ceases to provide services to us. Unlike holders of Options, the recipient of a stock grant, including a stock grant subject to restrictions, unless otherwise provided for in a restricted stock agreement, has the rights of a stockholder of ours to vote and to receive payment of dividends on our Common Stock. Holders of units to such shares of Common Stock does not enjoy such rights.

        Effect of Certain Corporate Transactions. The number and class of shares for which Options may be granted under the 2005 Plan, the number and class of shares covered by each outstanding Award, the exercise price per share thereof (but not the total price), and each such Option, shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a subdivision or consolidation of shares of Common Stock or any like capital adjustment, or the issuance of any shares of Common Stock, or securities exchangeable for or convertible into Common Stock, to the holders of all or substantially all of the outstanding Common Stock by way of a stock dividend. Except as stated below, upon a merger (other than a merger of the Company in which the holders of shares of Common Stock immediately prior to the merger have the same proportionate ownership of shares of Common Stock in the surviving company immediately after the merger), consolidation, acquisition of property or stock, separation, reorganization (other than a mere re-incorporation or the creation of a holding company) or liquidation of the Company, as a result of which the stockholders of the Company receive cash, shares or other property in exchange for or in connection with their shares of Common Stock, any Award granted under the 2005 Plan shall terminate, but the holder shall have the right to exercise its Award immediately prior to any such merger, consolidation, acquisition of property or shares, separation, reorganization or liquidation, and to be treated as a stockholder of record for the purposes thereof, to the extent the vesting requirements set forth in the Option agreement have been satisfied. If the stockholders of the Company receive shares in the capital of another company, or Exchange Shares, in exchange for their shares of Common Stock in any transaction involving a merger (other than a merger of the Company in which the holders of shares of Common Stock immediately prior to the merger have the same proportionate ownership of shares of Common Stock in the surviving company immediately after the merger), consolidation, acquisition of property or shares, separation or reorganization (other than a mere re-incorporation or the creation of a holding company), all Options granted hereunder shall be converted into Options to purchase Exchange Shares, unless the Company and the company issuing the Exchange Shares, in their sole discretion, determine that any or all such Options granted hereunder shall not be converted into Options to purchase Exchange Shares, but instead shall terminate in accordance with, and subject to the holder’s right to exercise the holder’s Options pursuant to, the provisions of the previous sentence. The amount and price of converted Options shall be determined by adjusting the amount and price of the Options granted hereunder in the same proportion as used for determining the number of Exchange Shares the holders of the shares of Common Stock receive in such merger, consolidation, acquisition of property or stock, separation or reorganization. Unless accelerated by the Board, the vesting schedule set forth in the option agreement shall continue to apply to the Options granted for the Exchange Shares.

        Further Amendments to the 2005 Plan. Subject to additional consents and approvals required under applicable law (including any rules of any applicable stock exchange or stock quotation system of which the Company’s shares of common stock are is traded), the Board or the Board may, at any time, modify, amend or terminate this Plan or modify or amend Awards granted under this Plan, including, without limitation, such modifications or amendments as are necessary to maintain compliance with applicable laws.

        Term of the 2005 Plan. Unless sooner terminated by the Board, this Plan shall terminate on December 31, 2018. No Option may be granted after such termination or during any suspension of this Plan.

U.S. Tax Treatment. The following description of the federal income tax consequences of Awards is general and does not purport to be complete.

        Tax Treatment of Options. A participant realizes no taxable income when a nonqualified stock option is granted. Instead, the difference between the fair market value of the Common Stock acquired pursuant to an exercise of an Option and the exercise price paid is taxed as ordinary compensation income when the Option is exercised. The difference is measured and taxed as of the date of exercise. Gain on the subsequent sale of the Common Stock acquired by exercise of the Option is taxed as short-term or long-term capital gain, depending on the holding period after exercise. We receive no tax deduction on the grant of a nonqualified stock option, but we are entitled to a tax deduction when the participant recognizes ordinary compensation income on or after exercise of the Option, in the same amount as the income recognized by the participant.

        Generally, a participant incurs no federal income tax liability on either the grant or the exercise of an incentive stock option, although a participant will generally have taxable income for alternative minimum tax purposes at the time of exercise equal to the excess of the fair market value of the Common Stock subject to the Option over the exercise price. Provided that the Common Stock is held for at least one (1) year after the date of exercise of the Option and at least two (2) years after its date of grant, any gain realized on a subsequent sale of the Common Stock will be taxed as long-term capital gain. If the Common Stock is disposed of within a shorter period of time, the participant will recognize ordinary compensation income in an amount equal to the difference between the sales price and the exercise price or (if less) the difference between the fair market value at the time of exercise and the exercise price. We receive no tax deduction on the grant or exercise of an incentive stock option, but we are entitled to a tax deduction if the participant recognizes ordinary compensation income on account of a premature disposition of shares acquired on exercise of an incentive stock option, in the same amount and at the same time as the participant recognizes income.

        Tax Treatment of Stock Grants. A person who receives a stock grant without any restrictions will recognize ordinary compensation income on the fair market value of the Common Stock over the amount (if any) paid for the Common Stock. If the Common Stock is subject to restrictions, the recipient generally will not recognize ordinary compensation income at the time the award is received, but will recognize ordinary compensation income when restrictions constituting a substantial risk of forfeiture lapse. The amount of such income will be equal to the excess of the aggregate fair market value, as of the date the restrictions lapse, over the amount (if any) paid for the Common Stock. Alternatively, the participant may elect to be taxed, pursuant to Section 83(b) of the Code, on the excess of the fair market value of the Common Stock at the time of grant over the amount (if any) paid for the Common Stock, notwithstanding any restrictions. All such taxable amounts are deductible by us at the time and in the amount of the ordinary compensation income recognized by the participant.

        Section 162(m) of the Code. Section 162(m) of the Code generally disallows an income tax deduction to public companies for compensation in excess of $1,000,000 paid in any year to our principal executive officer and the three other most highly compensated executive officers, but not including our principal financial officer, to the extent that this compensation is not “performance-based” within the meaning of Section 162(m) of the Code. In the case of a stock plan, the performance-based exception is satisfied if, in addition to other requirements, the plan, including the amount of stock available for grant under the plan, is approved by stockholders, the grants are made by a committee of outside directors, and the amount of compensation a person can receive is based solely on an increase in the value of the Common Stock after grant. If the proposed amendments are approved by stockholders, the Company believes the requirements for the performance-based exception will continue to be satisfied with respect to shares awarded under the 2005 Plan.

Israeli Tax Treatment. The following description of the Israel income tax consequences of Awards is general and does not purport to be complete.

        Under the new Section 102 of the ITO’s regulations, which came into effect on January 1, 2003, securities granted to employees will be subject to tax if granted through a trustee or not.

        Grant Through a Trustee. Grant through a trustee permits a choice between capital gains tax track and compensation income tax track.

        Under the capital gains tax track, any gain made on the sale of shares is subject to capital gains tax at a current rate of 25%. However, a portion of the gain will be deemed compensation income, i.e., a part of the gain is subject to capital gains tax, and part of the gain is subject to income tax. The portion of the gain that will be deemed compensation income is determined according to the average value of the shares as listed on the stock exchange during the 30-day period prior to the grant date, less expenses. A corporate tax deduction is available for the employer in the tax year in which withholding is operated. The deductible amount is equal to the proportion of the gain deemed to be compensation income. In order for gains to be treated as capital gains, the securities must be held by a trustee for a period of two years from the date of the grant. If the realization date (i.e., the earlier of the date of transfer of securities to the employee and the date the securities are sold) occurs before this two year period has passed, the individual’s income for tax purpose will be deemed to be compensation income in full. In this case, there would be no corresponding corporate tax deduction available to the company.

        Grant Not Through a Trustee.

        In case of issuance of securities made not through a trustee, of non-marketable securities will not be subject to tax at grant or exercise. Ordinary income tax will be payable on the sale of the securities. The taxable amount will be the sale proceeds less the amount paid by the employee including any expenses related to the purchase.

        In case of grant of securities having market value, the fair market value of the securities is treated as compensation income, and subject to income tax and national security contributions at the date of grant. Capital gains tax will be payable on the sale of the securities. The taxable amount at sale will be the sale proceeds less the value that was taxed at the date of grant (i.e., market value at grant) and any expenses related to the purchase.

        Grant of Section 3(i) Securities. Securities issued under Section 3(i) of the ITO, would be granted to consultants and controlling shareholders (which are excluded from the term employees under section 102 of the ITO). Section 3(i) securities would be taxed at the day of exercise at ordinary income tax rate and at the day of sale of shares at capital gain tax rate.

        Restricted Stock and Restricted Stock Units. Basically, restricted stocks are treated as shares and restricted stock units are treated as share options. At the absence of such ruling, the Israeli Tax Authority might consider the restricted stock and the restricted stock units as grants made not through a trustee.

Award Information

        On October 30, 2008, the Board resolved to grant to certain employees, management and directors Options to purchase an aggregate of 590,000 shares of our Common Stock at an exercise price of $0.62 per share, which was based on the closing price of our stock as traded on the Nasdaq Capital Market on October 29, 2008. The grants will be made pursuant to and are conditioned upon the approval by our stockholders of an increase of the pool of shares under our 2005 Plan, as described in this Item 2. The breakdown of the Options to purchase an aggregate of 590,000 shares of our Common Stock is set forth in the following table.

Name and Position	Number of Shares Underlying Options

Named Executive Officers

Zami Aberman
Chief Executive Officer, President and Co-Chairman	110,000

Shai Meretzki
Former Chief Technology Officer of Pluristem Ltd.	0

Yaky Yanay
Chief Financial Officer and Secretary	55,000

All current executive officers as a group (2 persons)	165,000

All current directors who are not executive officers as a group (7 persons)	165,000

Each nominee for election as a director (other than executive officers named above)

Hava Meretzki	27,500

Doron Shorrer	27,500

Israel Ben-Yoram	27,500

Isaac Braun	27,500

Nachum Rosman	27,500

Mark Germain	27,500

Shai Pines	0

Each associate of such directors and executive officers	0

Each other person who received 5% of such Options	0

All employees, including all current officers who are not executive officers, as a group	260,000

Except as specified above and below, the benefits or amounts that may be received or allocated to any individual under the 2005 Plan, as proposed to be amended and restated, are not determinable.

        Options to purchase Common Stock that have been granted under the 2005 Plan in the past, other than those set forth above, are set forth in the following table.

Name and Position	Number of Shares Underlying Options

Named Executive Officers

Zami Aberman
Chief Executive Officer, President and Co-Chairman	407,500

Shai Meretzki
Former Chief Technology Officer of Pluristem Ltd.	58,750

Yaky Yanay
Chief Financial Officer and Secretary	125,000

All current executive officers as a group (2 persons)	532,500

All current directors who are not executive officers as a group (7 persons)	601,250

Each nominee for election as a director (other than executive officers named above)

Hava Meretzki	66,000

Doron Shorrer	87,000

Israel Ben-Yoram	66,000

Isaac Braun	66,000

Nachum Rosman	36,250

Mark Germain	280,000

Shai Pines	0

Each associate of such directors and executive officers	0

Each other person who received 5% of such Options	0

All employees, including all current officers who are not executive officers, as a group	605,353

Equity Compensation Plan Information

        In addition to the 2005 Plan, we have the 2003 Stock Option Plan, or the 2003 Plan. On November 25, 2003, our Board of Directors adopted our 2003 Plan. Under the 2003 Plan, options may be granted to our officers, directors, employees and consultants or the officers, directors, employees and consultants of our subsidiary. Pursuant to the 2003 Plan, we reserved for issuance 20,500 shares of our Common Stock. As of December 24, 2008, there were 10,501 shares of our Common Stock still available for future grant under the plan.

        The following table summarizes certain information regarding our equity compensation plans as of June 30, 2008:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans

2003 Stock Option Plan (equity
compensation plan not approved
by stockholders)	10,112	$4.62	10,388

2005 Stock Option Plan (equity
compensation plan not approved
by stockholders)	1,854,069	$5.25	45,931

Equity compensation plan
approved by stockholders	-	-

Total	1,864,181	$5.24	56,319

Required Vote

        The affirmative vote of the holders of a majority of the votes present in person or represented by proxy is required for the adoption of the Company’s Amended and Restated 2005 Stock Option Plan.

The Board recommends a vote FOR the proposal to adopt the Amended and Restated 2005 Stock Option Plan.

CORPORATE GOVERNANCE

Committees and Meetings of Our Board of Directors

        The Board held ten meetings during Fiscal 2008. Throughout this period, each member of our Board who was a director in Fiscal 2008, except for Mr. Shai Pines who just joined our Board, attended or participated in at least 75% of the total number of regularly scheduled meetings of our Board held during the period for which such person has been a director, and the total number of meetings held by all committees of our Board on which each director served during the periods such director served.  Our Board has two standing committees: the Audit Committee and the Compensation Committee.

        Compensation Committee. The members of our Compensation Committee are Doron Shorrer, Nachum Rosman (who replaced Isaac Braun on June 10, 2008) and Israel Ben-Yoram. The Board has determined that all of the members of the Compensation Committee are “independent” as defined by the rules of the SEC and Nasdaq rules and regulations. Our Board has determined that Doron Shorrer is the Chairman of the Compensation Committee The Compensation Committee operates under a written charter that was approved by our Board on August 29, 2007. The charter is posted on our website at www.pluristem.com. The primary responsibilities of our Compensation Committee include:

—	Reviewing, negotiating and approving, or recommending for approval by our Board, the salaries and incentive compensation of our executive officers;

—	Administering our equity based plans and making recommendations to our Board with respect to our incentive-compensation plans and equity-based plans; and

—	Periodically reviewing and making recommendations to our board with respect to director compensation.

The Compensation Committee had no obligation to, and did not, meet during Fiscal 2008. The Compensation Committee is evaluating the appropriate practice it should adopt in connection with processes and procedures for the consideration and determination of executive and director compensation.

        Audit Committee. The members of our Audit Committee are Doron Shorrer, Nachum Rosman (who replaced Isaac Braun on June 10, 2008) and Israel Ben-Yoram. Our Board has determined that Doron Shorrer is the Chairman of the Audit Committee and Israel Ben-Yoram is an “audit committee financial expert”, as defined by SEC rules and that all members of the Audit Committee are “independent” as defined by the rules of the SEC and the Nasdaq rules and regulations. The Audit Committee operates under a charter that was approved by our Board on August 29, 2007. The charter is posted on our website at www.pluristem.com. The primary responsibilities of our Audit Committee include:

—	Appointing, compensating and retaining our registered independent accounting firm;

—	Overseeing the work performed by any independent accounting firm;

—	Assisting the Board in fulfilling its responsibilities by reviewing: (i) the financial reports provided by us to the SEC, our stockholders or to the general public, and (ii) our internal financial and accounting controls; and

—	Recommending, establishing and monitoring procedures designed to improve the quality and reliability of the disclosure of our financial condition and results of operations.

        Our Audit Committee held four meetings during Fiscal 2008.

        Nominating/Corporate Governance Committee; Director Candidates. The Company does not have a Nominating Committee or Corporate Governance Committee or any committees of a similar nature, nor any charter governing the nomination process. Our Board does not believe that such committees are needed for a company our size. However, our independent directors will consider stockholder suggestions for additions to our Board.

        All nominees for the Board are selected and recommended to the Board by a majority of independent directors of the Company. In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended director nominees, our independent directors will apply criteria including the candidate’s integrity, business acumen, knowledge of our business and industry, age, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders.  No particular criteria will be a prerequisite or will be assigned a specific weight. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

        The Company has never received communications from stockholders recommending individuals to any of our independent directors. Therefore we do not yet have a policy with regard to the consideration of any director candidates recommended by stockholders.

        In Fiscal 2008, we did not pay a fee to any third party to identify or evaluate, or assist in identifying or evaluating, potential nominees for our Board. We have not received any recommendations from stockholders for Board nominees. All of the nominees for election at the Meeting are current members of our Board.

COMMUNICATING WITH OUR BOARD OF DIRECTORS

        Our Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Mr. Doron Shorrer, one of our independent directors and the Chairman of our Audit Committee, with the assistance of our outside counsel, is primarily responsible for monitoring communications from our stockholders and for providing copies or summaries to the other directors as he considers appropriate. Communications are forwarded to all directors if they relate to substantive matters and include suggestions or comments that Mr. Shorrer considers to be important for the directors to know.  In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

        Stockholders who wish to send communications on any topic to our Board should address such communications to: Board of Directors c/o Pluristem Therapeutics Inc. at the address on the first page of this proxy statement.

ATTENDANCE AT SPECIAL AND ANNUAL STOCKHOLDER MEETINGS

        We encourage our directors to attend our special and annual stockholders meetings. One director attended our annual meeting of stockholders in 2008.

EXECUTIVE COMPENSATION

Summary Compensation Table for Fiscal 2008

        The following Summary Compensation Table sets forth information concerning compensation during Fiscal 2008 for services in all capacities awarded to, earned by or paid to Zami Aberman, Yaky Yanay and Shai Meretzki, or the Named Executive Officers, during Fiscal 2008 and fiscal year of 2007.

Name and Principal Position	Fiscal Year		Salary ($)(1)		Option Awards ($)(2)	Nonequity Incentive Plan Compensation ($)		All Other Compensation ($)		Total ($)

Zami Aberman, Chief
Executive Officer,	2008		312,565	(3)	412,051	41,287	(7)	Nil		765,903
President and Co-Chairman	2007		214,243	(3a)	853,202	210,742		Nil		1,278,187

Yaky Yanay, Chief
Financial Officer and	2008		168,475		245,268	28,945	(7)	21,982	(5)	464,670
Secretary	2007	(4)	93,389		192,156	103,555		10,120	(5)	399,220

Shai Meretzki, former
Chief Technology	2008		212,965		Nil	Nil		Nil		212,965
Officer, Pluristem Ltd.	2007	(6)	188,240		154,937	Nil		Nil		343,177

(1)	The salary payments were in NIS, the amounts were translated into US$ at the then current exchange rate of each payment.

(2)	The dollar value recognized for the stock option awards was determined in accordance with SFAS123(R). Assumptions used in the calculations for these amounts are included in Note 2(i) to the consolidated financial statements of the Company for Fiscal 2008 and Fiscal 2007 included in the Company’s Annual Report on Form 10-K for Fiscal 2008 and Fiscal 2007, respectively.

(3)	Also includes $15,463 paid to Mr. Aberman as compensation for services as a director.

(3a)	Also includes $19,624 paid to Mr. Aberman as compensation for services as a director.

(4)	On May 14, 2007 Mr. Yanay participated in an equity investment in the Company, and received 20,000 shares and 20,000 warrants, vested immediately, exercisable at $5 per share for five years. Such securities are not reflected in the table above.

(5)	Represents cost to the Company in connection with the car made available to Mr. Yanay. The Company also pays the tax associated with this benefit which is part of the amount in the salary column in the table above.

(6)	On May 14, 2007 Mr. Meretzki participated in an equity investment in the Company, and received 100,000 shares and 100,000 Options, vested immediately, exercisable at $5 per share for five years. Such securities are not reflected in the table above. Mr. Meretzki served as our Chief Technology Officer until October 31, 2008.

(7)	Consists of amounts paid pursuant to agreements relating to completed transactions.

        We have the following written agreements and other arrangements concerning compensation with our Named Executive Officers:

(a)	A consulting agreement, or the Consulting Agreement, dated September 26, 2005 with Zami Aberman, under which Mr. Aberman received a consulting fee of $13,000 per month in New Israeli Shekels, or NIS, at the then current exchange rate. On September 18, 2006, the Board amended the Consulting Agreement by increasing the monthly consulting fee to an amount of NIS that equals $15,000 effective as of September 2006. The U.S. dollar rate will be not less then $4.35 per NIS. We further agreed to pay Mr. Aberman up to two percent (2%) of any financings we conducted.

On March 11, 2007, the Board approved an amendment to the Consulting Agreement as follows: Mr. Aberman’s engagement with us will not be for less than three (3) years, and his bonus plan has been amended from a two percent (2%) bonus of amounts raised by the Company through investments, debentures, loans or otherwise to one and a half percent (1.5%) from amounts received by the Company from non diluting funding and strategic deals.

On August 29, 2007, the Board approved that Mr. Aberman’s monthly consulting fee shall be $20,000, starting in August 2007, and that upon receipt of a clinical trial approval, the monthly consulting fee will be increased to $25,000. In addition, Mr. Aberman is entitled once a year to receive an additional amount that equals the monthly consulting fee. All amounts above are paid plus value added tax.

(b)	An agreement with Yaky Yanay dated November 1, 2006, under which Mr. Yanay is paid 35,500 NIS per month. In addition, Mr. Yanay is entitled once a year to receive an additional amount that equals his monthly salary. Mr. Yanay is provided with a cellular phone and a company car pursuant to the terms of his agreement. We have agreed to pay Mr. Yanay up to 1.4% of any financings we conduct. It was further resolved that the bonus to which Mr. Yanay will be entitled will be amended to 1.4% from amounts received by the Company from non diluting funding and strategic deals.

(c)	A consulting agreement dated November 24, 2005 with Meretzki Consulting Ltd., a company incorporated under the laws of the state of Israel and wholly owned by Dr. Shai Meretzki, under which Meretzki Consulting Ltd. is paid a monthly retainer of 66,000 NIS plus value added tax. Dr. Shai Meretzki is provided with a cellular phone pursuant to the terms of the consulting agreement. The agreement terminated on October 31, 2008.

On December 1, 2008, we issued a total of 248,536 shares of our Common Stock to certain executive officers and directors at a price of $0.40 per share. The issuance was made in exchange for a voluntary reduction in the cash compensation such officers and directors were due to receive from the registrant in consideration for their services.

Outstanding Equity Awards at the End of Fiscal 2008

        The following table presents the outstanding equity awards owned as of June 30, 2008 by our Named Executive Officers.

	Number of Securities Underlying Unexercised
Name	Options Exercisable		Options Unexercisable	Exercise Price ($)	Expiration Date

Zami Aberman	22,500	(1)	-	4.40	1/16/2016
	22,500	(2)	7,500	4.00	10/30/2016
	177,087	(3)	72,913	3.50	1/23/2017
	26,250	(4)	78,750	4.38	12/25/2017
Yaky Yanay*	10,940	(5)	1,560	4.00	9/17/2016
	35,424	(6)	14,576	3.50	1/23/2017
	15,625	(4)	46,875	4.38	12/25/2017
Shai Meretzki*	7,500	(7)	-	4.40	1/11/2016
	2,256	(8)	-	4.40	1/1/2013
	938	(9)	312	3.80	12/26/2016
	35,424	(10)	14,576	3.50	1/23/2017

The Options under each award vest over two (2) years from the date of grant, as follows: twenty-five percent (25%) vests six months after the date of grant, and the remaining Options vest monthly, in equal installments over eighteen (18) months.

(1) The grant date for this award is January 17, 2006.

(2) The grant date for this award is October 30, 2006.

(3) The grant date for this award is January 24, 2007.

(4) The grant date for this award is December 26, 2007.

(5) The grant date for this award is September 18, 2006.

(6) The grant date for this award is January 24, 2007.

(7) The grant date for this award is January 12, 2006.

(8) The grant date for this award is December 30, 2003.

(9) The grant date for this award is December 27, 2006.

(10) The grant date for this award is January 24, 2007.

* The above securities do not include warrants received by certain named executives in consideration for their participation in equity investments.

        We have no plans or arrangements in respect of remuneration received or that may be received by our executive officers to compensate such officers in the event of termination of employment (as a result of resignation, retirement, change of control) or a change of responsibilities following a change of control, except for the following: (i) in connection with the termination of his agreement on October 31, 2008, Dr. Shai Meretzki, received an amount of $113,567, equal to six (6) months’ payment; (ii) Options issued to Mr. Aberman which will become fully vested upon a change of control. In the event of termination of the Consulting Agreement of Mr. Aberman, he will be entitled to fifty percent (50%) acceleration of all of his unvested Options and to receive an adjustment fee that equals the monthly consulting fees multiplied by three (3) plus the number of years the Consulting Agreement is in force from the second year, but in any event no more than nine (9) in the aggregate; and (iii) Mr. Yanay may be entitled, under Israeli law and practice, to severance payment that equals a month’s salary for each twelve (12) months period of employment with the Company.

Aggregated Option/Exercises in Last Fiscal Year and 2008 Fiscal Year End Option/Values

        During Fiscal 2008, no stock options were exercised by our named executive officers.

Long-Term Incentive Plans-Awards in Last Fiscal Year

        We have no long-term incentive plans, other than the 2005 Plan and the 2003 Stock Option Plan.

Pension, Retirement or Similar Benefit Plans

        There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. Our directors and executive officers may receive stock options at the discretion of our Board in the future.

COMPENSATION OF DIRECTORS

Director Compensation Table for Fiscal 2008

        The following table provides information regarding compensation earned by, awarded or paid to each person for serving as a director who is not a Named Executive Officer during Fiscal 2008.

Name	Fees Earned or Paid in Cash	Option Awards ($) (1)	Total ($)

Mark Germain	120,000	117,729	237,729
Nachum Rosman	11,422	220,306	231,728
Doron Shorrer	16,389	98,107	114,496
Hava Meretzki	15,784	98,107	113,891
Isaac Braun	16,259	98,107	114,366
Israel Ben-Yoram	17,472	98,107	115,579
Shai Pines	-	-	-

    (1)        The dollar value recognized for the stock option awards was determined in accordance with SFAS123(R). Assumptions used in the calculations for these amounts are included in Note 2(i) to the consolidated financial statements of the Company for Fiscal 2008 included in the Company’s Annual Report on Form 10-K for Fiscal 2008.

        We reimburse our directors for expenses incurred in connection with attending board meetings and provide the following compensation for directors: annual compensation of $10,000 plus applicable taxes; meeting participation fees of $750 plus taxes per in-person meeting; and for meeting participation by telephone, $350 per meeting. On May 17, 2007, the Board decided that the U.S. dollar rate would be no less than NIS 4.25 per U.S. dollar. During Fiscal 2008 we paid a total of $77,326 to directors as compensation. This amount does not include: (i) compensation to Mr. Aberman in his capacity as a director which is reflected in the Summary Compensation Table for Fiscal 2008 above, and (ii) a consulting fee of $10,000 per month paid to Mr. Germain since March 11, 2007. In addition to the above, Mr. Germain will be entitled to a bonus on a non diluting financing deal in an amount approved by the Board provided that the aggregate bonus for all Company’s executive officers and directors shall not be higher than five percent (5%) of such financing.

        As of June 30, 2008, the directors held 606,397 Options of which 357,138 were exercisable. On March 5, 2007 the Board approved to accelerate vesting of directors’ stock options in the following circumstances: (1) termination of a director’s position by the stockholders will result in acceleration of one hundred percent (100%) of any unvested Options, and (2) termination of a director’s position by resignation will result in acceleration of fifty percent (50%) of any unvested Options.

        Other than as described in the preceding two paragraphs, we have no present formal plan for compensating our directors for their service in their capacity as directors. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our Board. The Board may award special remuneration to any director undertaking any special services on behalf of our Company other than services ordinarily required of a director. Other than as indicated in this proxy statement, no director received and/or accrued any compensation for his or her services as a director, including committee participation and/or special assignments during Fiscal 2008.

EXECUTIVE OFFICERS

        The following table identifies our current executive officers:

Name	Age	Capacities in Which Served	In Current Position Since

Zami Aberman	54	Chief Executive Officer and President	September 26, 2005

Yaky Yanay	37	Chief Financial Officer and Secretary	November 1, 2006

Business Experience

        The following is a brief account of the education and business experience of our CFO, who is one of the two executive officers we have (together with Mr. Zami Aberman, whose background is described above under the caption “Principal Employment and Experience of Director Nominees”) during at least the past five (5) years.

Yaky Yanay	Prior to joining the Company, Mr. Yanay was the Chief Financial Officer of Elbit Vision System Ltd. (EVSNF.OB), a company engaged in automatic optical inspection. Mr. Yanay holds a bachelor's degree with honors in business administration and accounting from the college of management studies in Rishon Le Zion, Israel and is a Certified Public Accountant in Israel.

        Some of our directors and executive officers also serve in various capacities with our subsidiary.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of our Common Stock, to file reports regarding ownership of, and transactions in, our securities with the SEC and to provide us with copies of those filings. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during Fiscal 2008, all filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were complied with, with the exception of (1) Mr. Yoram Ben-Israel who failed to timely file a Form 4 reporting the purchase of 2,500 shares of Common Stock on June 24, 2008 (and filed on July 3, 2008), and (2) Mr. Nahum Rosman who failed to timely file a Form 4 reporting the grant dated November 11, 2007 of an option to purchase 36,250 shares of our Common Stock (and filed on April 1, 2008).

REPORT OF THE AUDIT COMMITTEE

        In the course of our oversight of the Company’s financial reporting process, we have: (1) reviewed and discussed with management the audited financial statements for Fiscal 2008; (2) discussed with Kost, Forer, Gabbay & Kassierer, a member of Ernst & Young Global, or E&Y, the Company’s independent registered public accounting firm, the matters required to be discussed by the statement on Auditing Standards No. 61, Communication with Audit Committees, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board; (3) received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the standards of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with the independent accountant the independent accountant’s independence; (4) discussed with the independent registered public accounting firm its independence; and (5) considered whether the provision of nonaudit services by the independent registered public accounting firm is compatible with maintaining its independence and concluded that it is compatible at this time.

        Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for Fiscal 2008, for filing with the SEC.

By the Audit Committee of the Board of Directors of Pluristem Therapeutics Inc. Doron Shorrer, Chairman Nachum Rosman Israel Ben-Yoram

INFORMATION CONCERNING OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Our Audit Committee has retained E&Y, as our independent registered public accounting firm for Fiscal 2008. E&Y performed the audit of our financial statements since inception. Neither E&Y nor any of its directors has any direct or indirect financial interest in or any connection with us in any capacity other than as auditors. We do not expect to have a representative of E&Y to attend the Meeting. The following table summarizes the fees E&Y billed for the last two fiscal years:

	Twelve months ended on June 30, 2007	Twelve months ended on June 30, 2008

Audit Fees	$40,000	$50,000

Audit-Related Fees	None	None

Tax Fees	$18,000	$12,724

All Other Fees	$36,000	$7,493

Total Fees	$94,000	$70,217

        Audit Fees. These fees were comprised of professional services rendered in connection with the audit of our consolidated financial statements for our annual report on Form 10-K and the review of our quarterly consolidated financial statements for our quarterly reports on Form 10-QSB that are customary under auditing standards generally accepted in the United States.

        Tax Fees. These fees relate to our tax compliance and tax planning.

        All Other Fees. These fees were comprised of fees relating to review of our registration statement on Form S-3 and Form SB-2 and fees relating to the preparation and filing of an application with the Israeli Office of Chief Scientist and ongoing advice in executing the approved application.

Pre-Approval Policies and Procedures

        SEC rules require that before Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, is engaged by us to render any auditing or permitted non-audit related service, the engagement be:

    1.        approved by our audit committee; or

    2.        entered into pursuant to pre-approval policies and procedures established by the audit committee, provided the policies and procedures are detailed as to the particular service, the audit committee is informed of each service, and such policies and procedures do not include delegation of the audit committee’s responsibilities to management.

        The audit committee pre-approves all services provided by our independent auditors. All of the above services and fees were reviewed and approved by the audit committee before the services were rendered.

        The audit committee has considered the nature and amount of fees billed by Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, and believes that the provision of services for activities unrelated to the audit is compatible with maintaining Kost Forer Gabbay & Kasierer’s independence.

        None of the audit-related fees billed in Fiscal 2008 and during the twelve months ended on June 30, 2007 related to services provided under the de minimis exception to the SEC’s audit committee pre-approval requirements.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Except as disclosed herein, no director, executive officer, principal stockholder holding at least 5% of our shares of Common Stock, or any family member thereof, had any material interest, direct or indirect, in any transaction, during Fiscal 2008, or any currently proposed transaction, in which the amount involved in the transaction exceeded or exceeds the lesser of $120,000 or 1% of the average of our total assets at the year end for the last two completed fiscal years.

        Dr. Shai Meretzki was a signatory of the License Agreement with the Weizmann Institute of Science and the Technion-Israel Institute of Technology because he was an inventor of the technology listed in the License Agreement. He is also a signatory of the assignment agreements that we entered into on May 22, 2007. Dr. Meretzki received $367,969 pursuant to the assignment agreements in exchange for the assignment to us of all of his rights to the stem cell technology. Dr. Meretzki is our former Chief Executive Officer and an affiliate of our company through his indirect acquisition of shares of our Common Stock. He is also the founder and a former Chief Technology Officer of our subsidiary, Pluristem Ltd. The amount of consideration received by Dr. Meretzki was determined as a result of arm’s length negotiation and represents the value that management believes would have resulted from negotiations with a non-affiliate for the same assignment of rights.

STOCKHOLDER PROPOSALS

        Stockholders who wish to submit proposals for inclusion in our proxy statement and form of proxy relating to our next annual meeting of stockholders must advise our Secretary of such proposals in writing by August 22, 2009.

        Stockholders who wish to present a proposal at our next annual meeting of stockholders without inclusion of such proposal in our proxy materials must advise our Secretary of such proposals in writing by November 14, 2009.

        If we do not receive notice of a stockholder proposal within this timeframe, our management will use its discretionary authority to vote the shares they represent, as the Board may recommend. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these requirements.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information, to the best knowledge and belief of the Company, as of December 24, 2008 (unless provided herein otherwise), with respect to holdings of our Common Stock by (1) each person known by us to be the beneficial owner of more than 5% of the total number of shares of our Common Stock outstanding as of such date; (2) each of our directors, which includes all nominees; (3) each of the Named Executive Officers; and (4) all of our directors and our current executive officers as a group.

Name and Address of Beneficial Owner	Number of Shares(1)		Percentage

Directors and Named Executive Officers

Zami Aberman
Chief Executive Officer, President and Co-Chairman	496,661	(2)	4.2%

Shai Meretzki
Former Chief Technology Officer of Pluristem Ltd.	297,016	(3)	2.5%

Hava Meretzki
Director	61,736	(4)	*

Doron Shorrer
Director	80,810	(5)	*

Israel Ben-Yoram
Director	63,320	(6)	*

Isaac Braun
Director	60,467	(7)	*

Nachum Rosman
Director	28,162	(8)	*

Mark Germain
Director	303,750	(9)	2.6%

Shai Pines
Director	*		*

Yaky Yanay
Chief Financial Officer and Secretary	181,356	(10)	1.6%

Directors and Executive Officers as a group (9 persons)	1,573,278	(11)	12.4%

Name and Address of Beneficial Owner	Number of Shares(1)		Percentage

5% Stockholders

Wood River Trust
1007 Orange St., Suite 1410
Nemours Building
Wilmington, DE 19801	866,534	(12)	7.5%

Meitav Investment House
4 Berkowitz Street, Museum Tower
Tel Aviv 61180
Israel	682,333	(13)	5.8%

Cranshire Capital, L.P.
3100 Dundee Road, Suite 702
Northbrok, IL 60062	1,043,478	(14)	8.8%

Enable Growth Partners, L.P.
One Ferry Building, Suite 255
San Francisco, CA 94111	1,043,478	(15)	8.8%

Bangor Holdings Ltd.
Wickman's Cay, Road Town
Tortola, British Virgin Islands	1,500,000	(16)	12.6%

Capela Overseas Ltd.
Christchurch Court 10 - 15
Newgate Street London EC1A 7HD	590,000	(17)	5.1%

* less than 1%

(1) Based on 11,458,662 shares of Common Stock issued and outstanding as of December 24, 2008. Except as otherwise indicated, we believe that the beneficial owners of the Common Stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to Options, warrants or rights to purchase or through the conversion of a security currently exercisable or convertible, or exercisable or convertible within 60 days, are reflected in the table above and are deemed outstanding for purposes of computing the percentage ownership of the person holding such Option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2) Includes options to acquire 358,125 shares.

(3) Includes 24,010 shares that are registered under the name of A.R.Y. Holdings Ltd., which is owned and controlled by Dr. Shai Meretzki. Also includes options to acquire 61,006 shares of Common Stock and 100,000 warrants.

(4) Includes options to acquire 56,236 shares.

(5) Includes options to acquire 75,310 shares.

(6) Includes options to acquire 55,320 shares.

(7) Includes options to acquire 54,967 shares.

(8) Includes options to acquire 22,662 shares.

(9) Includes options to acquire 266,250 shares.

(10) Includes options to acquire 96,356 shares and 20,000 warrants.

(11) Includes options to acquire 1,046,232 shares and 120,000 warrants.

(12) This information is as of June 13, 2007 and is based solely on Schedule 13G/A filed with the SEC on August 6, 2007. Michael C. Doyle is the Trustee of Wood River Trust. Mr. Doyle and Wood River Trust share the voting and dispositive power over all the shares reported on Schedule 13G/A.

(13) This information is as of May 17, 2007 and is based solely on Schedule 13G filed with the SEC on December 17, 2007 by a filing group including Meitav Investment House Ltd. Based on the information provided in such Schedule 13G, the relevant members of the group, and their respective shared voting power are: Meitav Investment House Ltd., 682,333 shares, Meitav Gemel Ltd., 351,033 shares, Meitav Underwriting Ltd., 145,307 shares, Meitav Investment Management Ltd., 185,993 shares, Zvi Stepak, 682,333 shares and Shlomo Simanovsky, 682,333 shares. Meitav Gemel and Meitav Investment are wholly owned subsidiaries of Meitav Investment House Ltd. Meitav Underwriting Ltd. is a majority owned subsidiary of Meitav Investment House Ltd. Messrs. Zvi Stepak and Shlomo Simanovsky are the sole stockholders, through intermediary entities, of Meitav Investment House Ltd. The address of all the members of the group is c/o Meitav Investment House Ltd., 4 Berkowitz Street, Museum Tower, Tel Aviv, 61180, Israel.

(14) This information is based solely on Schedule 13G filed with the SEC on August 14, 2008. Each of Cranshire Capital, L.P., Downsview Capital, Inc. and Mitchell P. Kopin may be deemed to beneficially own the shares reported on Schedule 13G.

(15) This information is based solely on Schedule 13G filed with the SEC on October 17, 2008 and additional information the Company believes to be true. Each Enable Capital Management, LLC and Mitchell S. Levin may also be deemed to beneficially own the shares reported on Schedule 13G.

(16) Includes 450,000 warrants.

(17) Includes 20,000 warrants.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

        Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in your household.  We will promptly deliver a separate copy of either document to you if you call or write us at the address shown on the first page of this proxy statement.  If you want to receive separate copies of the annual report and any proxy statement in the future or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holders, or you may contact us at the address shown on the first page of this proxy statement or by phone at 011-972-74-710-7171.

OTHER MATTERS

        As of the date of this proxy statement, our management knows of no matter not specifically described above as to any action which is expected to be taken at the Meeting. The persons named in the enclosed proxy, or their substitutes, will vote the proxies, insofar as the same are not limited to the contrary, in their best judgment, with regard to such other matters and the transaction of such other business as may properly be brought at the Meeting.

PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE.  A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

By Order of the Board of Directors /s/ Yaky Yanay —————————————— Yaky Yanay Chief Financial Officer and Secretary

Haifa, Israel
December 29, 2008

Appendix A

PLURISTEM ~~LIFE SYSTEMS,~~ THERAPEUTICS INC.
AMENDEDAND RESTATED 2005 STOCK OPTION PLAN *

This ~~a~~Amended and Restated 2005 Stock Option Plan (the “Plan”) provides for the grant of Restricted Stock, Restricted Stock Units and options to acquire ~~common~~ shares ~~(the “~~of Common ~~Shares”)~~Stock in the capital of Pluristem ~~Life Systems,~~Therapeutics Inc., a corporation formed under the laws of the State of Nevada (the “Corporation”). ~~Stock options~~Awards granted under this Plan will include:

(a)	stock options~~,~~ that qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), which will be referred to in this Plan as “Incentive Stock Options”;

(b)	stock options, Restricted Stock and Restricted Stock Units, that qualify under Section 102 of the Israeli Tax Ordinance (New Version) 1961, as amended and the rules and regulations promulgated thereunder (the “Ordinance”), which will be referred to in this Plan as “~~Section~~  102 ~~Options~~Awards”;

(c)	stock options, Restricted Stock and Restricted Stock Units, that do not qualify under Section 422 of the Code , which will be referred to in this Plan as “Non-Qualified ~~Stock Options~~ Awards”; and

(d)	~~Section 3(i) Options, being~~stock options, Restricted Stock and Restricted Stock Units under Section 3(i) of the Ordinance to consultants and Controlling Shareholders that are excluded from the term “Israeli Employee” as defined in Section 3.1 herein, which will be referred to in this Plan as “3(i) Awards”.

Incentive Stock Options, ~~Section~~ 102 ~~Options~~Awards, Non-Qualified ~~Stock Options~~Awards and Section 3(i) ~~Options~~Awards, granted under this Plan are collectively referred to as “~~Options~~Awards”.

1.	PURPOSE

1.1     The purpose of this Plan is to retain the services of valued key employees and consultants of the Corporation and such other persons as the Plan Administrator (as hereinafter defined) shall select in accordance with Section 3 below, and to encourage such persons to acquire a greater proprietary interest in the Corporation, thereby strengthening their incentive to achieve the objectives of the shareholders of the Corporation, and to serve as an aid and inducement in the hiring of new employees and to provide an equity incentive to consultants and other persons selected by the Plan Administrator.

1.2     This Plan shall at all times be subject to all legal requirements relating to the administration of ~~stock option plans~~Awards, if any, under applicable corporate laws, applicable United States federal and state securities laws, the Code, applicable Israeli tax laws, Israeli securities laws, Israeli corporate laws, Israeli foreign exchange control laws the rules of any applicable stock exchange or stock quotation system, and the rules of any other foreign jurisdiction applicable to ~~Options~~Awards granted to residents therein (collectively, the “Applicable Laws”).

* This version reflects the changes to the Company’s 2005 Stock Option Plan in the form filed with the Securities and Exchange Commission on May 24, 2007 as exhibit 99.1 to the Company’s current report on Form 8-K.

2.	ADMINISTRATION

2.1     This Plan shall be administered initially by the board of directors of the Corporation (the “Board”), except that the Board may, in its discretion, establish a committee composed of two (2) or more members of the Board or two (2) or more other persons to administer the Plan, which committee (the “Committee”) may be an executive, compensation or other committee, including a separate committee especially created for this purpose. The Board or, if applicable, the Committee is referred to herein as the “Plan Administrator”.

2.2     If and so long as the shares of Common ~~Shares is~~Stock are registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Corporation wishes to grant Incentive Stock Options, then the Board shall consider in selecting the Plan Administrator and the membership of any Committee, with respect to any persons subject or likely to become subject to Section 16 of the Exchange Act, the provisions regarding (a) “outside directors” as contemplated by Section 162(m) of the Code, and (b) “Non-Employee Directors” as contemplated by Rule 16b-3 under the Exchange Act.

2.3     The Committee shall have the powers and authority vested in the Board hereunder (including the power and authority to interpret any provision of the Plan or of any Option). The members of any such Committee shall serve at the pleasure of the Board. A majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present. Any action may be taken by a written instrument signed by all of the members of the Committee and any action so taken shall be fully effective as if it had been taken at a meeting.

2.4     Subject to the provisions of this Plan and any Applicable Laws, and with a view to accomplishing the purpose of the Plan, the Plan Administrator shall have sole authority, in its absolute discretion, to:

(a)	construe and interpret the terms of the Plan and any ~~Option~~Award granted pursuant to this Plan;

(b)	define the terms used in the Plan;

(c)	prescribe, amend and rescind the rules and regulations relating to this Plan;

(d)	correct any defect, supply any omission or reconcile any inconsistency in this Plan;

(e)	grant ~~Options~~Awards under this Plan, except grants to directors, the CEO, the CFO and the CTO of the Corporation, which will be granted by the Board as a whole if required by Applicable Law;

(f)	determine the individuals to whom ~~Options~~Awards shall be granted under this Plan and whether the ~~Option~~ Award is granted as an Incentive Stock Option, ~~Section~~ 102 ~~Option~~Award, a Non-Qualified ~~Stock Option~~Awards, or Section 3(i) ~~Option~~Award;

(g)	make an election under Section 102(b)(1) or (2) of the Ordinance;

(h)	determine the time or times at which ~~Options~~Awards shall be granted under this Plan;

(i)	determine the number of shares of Common ~~Shares~~Stock subject to each ~~Option~~Award, the exercise price of each ~~Option~~Award, the duration of each ~~Option~~Award and the times at which each ~~Option~~Award shall become vested and exercisable;

(j)	determine all other terms and conditions of the ~~Options~~Awards; and

(k)	make all other determinations and interpretations necessary and advisable for the administration of the Plan.

2.5     All decisions, determinations and interpretations made by the Plan Administrator shall be binding and conclusive on all participants in the Plan and on their legal representatives, heirs and beneficiaries.

3.	ELIGIBILITY

3.1	Definitions. In this agreement:

“Affiliate” means any “employing company” within the meaning of Section 102(a) of the Ordinance.

“Controlling Shareholder” shall have the meaning ascribed to it in Section 32(9) of the Ordinance.”

“Israeli Employee” means a person who is employed by the Corporation or its Affiliates in Israel, including an individual who is serving as a director or an office holder, but excluding a Controlling Shareholder.

“Related Corporation” means any corporation (other than the Corporation) that is a “Parent Corporation” of the Corporation or “Subsidiary Corporation” of the Corporation, as those terms are defined in Sections 424(e) and 424(f), respectively, of the Code (or any successor provisions) and the regulations thereunder (as amended from time to time).

3.2     Incentive Stock Options may be granted to any individual who, at the time such Option is granted, is an employee of the Corporation or any Related Corporation (as hereinafter defined) (an “Employee”).

3.3     Non-Qualified ~~Stock Options~~Awards, may be granted to Employees, and to such other persons who are not Employees as the Plan Administrator shall select, subject to any Applicable Laws.

3.4     ~~Section~~ 102 ~~Options~~ Awards may be granted to Israeli Employees in accordance with Section 4 herein.

3.5     Section 3(i) ~~Options~~ Awards may be granted to consultants and Controlling Shareholders that do not qualify as Israeli Employees.

3.6    ~~Options~~Awards may be granted in substitution for outstanding ~~Options~~Awards of another corporation in connection with the merger, consolidation, acquisition of property or stock or other reorganization between such other corporation and the Corporation or any subsidiary of the Corporation. ~~Options~~Awards also may be granted in exchange for outstanding ~~Options~~Awards.

3.7     Any person to whom an ~~Option~~option is granted under this Plan is referred to as ~~an “Optionee~~a “Participant”. Any person who is the owner of an ~~Option~~Award is referred to as a “Holder”.

4.	DESIGNATION OF ~~OPTIONS~~AWARDS PURSUANT TO SECTION 102 (RELEVANT ONLY TO ISRAELI EMPLOYEES)

4.1     The Corporation may designate ~~Section~~ 102 ~~Options~~Awards granted to Israeli Employees pursuant to Section 102 of the Ordinance as Unapproved 102 ~~Options~~Awards (means an Option granted pursuant to Section 102(c) of the Ordinance and not held in trust by a Trustee) or Approved 102 ~~Options~~Awards (means an ~~Option~~Award granted pursuant to Section 102(b) of the Ordinance and held in trust by a Trustee for the benefit of the ~~Optionee~~Participant).

4.2     The grant of Approved 102 ~~Options~~Awards shall be made under this Plan adopted by the Board, and shall be conditioned upon the approval of this Plan by the Israeli Tax Authorities (the “ITA”).

4.3     Approved 102 ~~Option~~Award may either be classified as Capital Gain ~~Option “CGO~~Award (“CGA”) or Ordinary Income ~~Option~~Award(“~~OIO~~OIA”).

4.4     Approved 102 ~~Option~~Award elected and designated by the Corporation to qualify under the capital gain tax treatment in accordance with the provisions of Section 102(b)(2) shall be referred to herein as ~~CGO~~CGA.

4.5     Approved 102 ~~Option~~Award elected and designated by the Corporation to qualify under the ordinary income tax treatment in accordance with the provisions of Section 102(b)(1) shall be referred to herein as ~~OIO~~OIA.

4.6     The Corporation’s election of the type of Approved 102 ~~Options~~Awards as ~~CGO~~CGA or ~~OIO~~OIAgranted to Employees (the “Election”), shall be appropriately filed with the ITA before the Date of Grant of an Approved 102 ~~Option~~Award. Such Election shall become effective beginning the first Date of Grant of an Approved 102 OptionAward under this Plan and shall remain in effect at least until the end of the year following the year during which the Corporation first granted Approved 102 ~~Options~~Awards. The Election shall obligate the Corporation to grant only the type of Approved 102 ~~Option~~Award it has elected, and shall apply to all ~~Optionees~~Participants who were granted Approved 102 ~~Options~~Awards during the period indicated herein, all in accordance with the provisions of Section 102(g) of the Ordinance. For the avoidance of doubt, such Election shall not prevent the Corporation from granting Unapproved 102 ~~Options~~Awards simultaneously.

4.7     All Approved 102 ~~Options~~Awards must be held in trust by a Trustee (means any entity appointed by the Corporation to serve as a trustee and approved by the ITA, all in accordance with the provisions of Section 102(a) of the Ordinance, as described in Section 5 below (the “Trustee”)).

4.8     For the avoidance of doubt, the designation of Unapproved 102 ~~Options~~Awards and Approved 102 ~~Options~~Awards shall be subject to the terms and conditions set forth in Section 102 of the Ordinance and the regulations promulgated thereunder.

4.9     With regards to Approved 102 ~~Options~~Awards, the provisions of the Plan and/or the ~~Option~~Award Agreement shall be subject to the provisions of Section 102 and the Tax Assessing Officer’s permit, and the said provisions and permit shall be deemed an integral part of the Plan and of the ~~Option~~Award Agreement. Any provision of Section 102 and/or the said permit which is necessary in order to receive and/or to keep any tax benefit pursuant to Section 102, which is not expressly specified in the Plan or the ~~Option~~Award Agreement, shall be considered binding upon the Corporation and the  ~~Optionees~~ Participants.

5.	TRUSTEE

5.1     Approved 102 ~~Options~~Awards which shall be granted under the Plan and/or any ~~Shares~~shares allocated or issued upon exercise of such Approved 102 ~~Options~~Awards and/or other shares received subsequently following any realization of rights, including, without limitation, bonus shares, shall be allocated or issued to the Trustee and held for the benefit of the ~~Optionees~~Participants for such period of time as required by Section 102 or any regulations, rules or orders or procedures promulgated thereunder (the “Holding Period”). In the case the requirements for Approved 102 ~~Options~~Awards are not met, then the Approved 102 ~~Options~~Awards may be treated as Unapproved 102 ~~Options~~Awards, all in accordance with the provisions of Section 102 and regulations promulgated thereunder.

5.2     Notwithstanding anything to the contrary, the Trustee shall not release any ~~Shares~~shares allocated or issued upon exercise of Approved 102 ~~Options~~Awards prior to the full payment of the ~~Optionee~~Participant’s tax liabilities arising from Approved 102 ~~Options~~Awards which were granted to him and/or any ~~Shares~~shares allocated or issued upon exercise or vesting of such ~~Options~~Awards as the case my be.

5.3     Upon receipt of Approved 102 ~~Option~~Awards, the Optionee will sign an undertaking to release the Trustee from any liability in respect of any action or decision duly taken and bona fide executed in relation with the Plan, or any Approved 102 ~~Option~~Awards or Share granted to him thereunder.

5.4     With respect to any Approved 102 ~~Option~~Awards, subject to the provisions of Section 102 and any rules or regulation or orders or procedures promulgated thereunder, ~~an Optionee~~a Participant shall not sell or release from trust any ~~Share~~Award and any share received upon the exercise or vesting of an Approved 102 ~~Option~~Award and/or any share received subsequently following any realization of rights, including without limitation, bonus shares, until the lapse of the Holding Period required under Section 102 of the Ordinance. Notwithstanding the above, if any such sale or release occurs during the Holding Period, the sanctions under Section 102 of the Ordinance and under any rules or regulation or orders or procedures promulgated thereunder shall apply to and shall be borne by such ~~Optionee~~Participant.

5.5     With respect to all ~~Shares~~Awards, (but excluding, for avoidance of any doubt, any unexercised ~~Options~~options and any unvested Restricted Stock Units) allocated or issued upon the exercise of Options purchased by the ~~Optionee~~Participant, or issued to the Participant pursuant to the Vesting of Restricted Stock Units, and held by the ~~Optionee~~Participant or by the Trustee, as the case may be, the ~~Optionee~~Participant shall be entitled to receive dividends in accordance with the quantity of such ~~Shares~~shares, subject to the provisions of the Corporation’s incorporation documents (and all amendments thereto) and subject to any applicable taxation on distribution of dividends, and when applicable subject to the provisions of Section 102.

6.	STOCK

6.1     The Plan Administrator is authorized to grant ~~Options to acquire up to a total of 280,000,000 Common Shares. The number of Common Shares with respect to which Options~~Awards to acquire shares of Common Stock, shares of Restricted Stock and Restricted Stock Units in a number not exceeding 16% of the number of shares of Common Stock of the Corporation issued and outstanding immediately prior to the grant of such Awards on a Fully Diluted Basis. For purposes of this Section 6.1, the term “Fully Diluted Basis” means all issued and outstanding share capital (where options shall be deemed outstanding share capital until exercised) and all rights to acquire share capital including, without limitation, all securities convertible or exercisable into shares of Common Stock being deemed so converted and exercised, the conversion of any convertible stockholder loans into share capital, with all outstanding warrants, options or any other right granted by the Corporation to receive shares of the Corporation’s share capital being deemed exercised in full. The foregoing notwithstanding, the maximum number of shares that may be subject to Incentive Stock Options granted under the Plan shall be 450,000, subject to adjustment as provided in Section 7.1(m). Shares of Common Stock with respect to which Awards may be granted hereunder ~~is~~are subject to adjustment as set forth in Section 7.1(m) hereof. In the event that any outstanding ~~Option~~Award expires or is terminated for any reason, the shares Common Shares allocable to the unexercised portion of such ~~Option~~Award may again be subject to an ~~Option~~Award granted to the same ~~Optionee~~Participant or Holder or to a different person eligible under Section 3 of this Plan~~; provided however, that any cancelled Options will be counted against the maximum number of Common Shares with respect to which Options may be granted to any particular person as set forth in Section 3 hereof~~.

6.2     The maximum number of shares of Common Stock for which Options may be granted to any person in any calendar year shall be 1,000,000.

7.	TERMS AND CONDITIONS OF ~~OPTIONS~~AWARDS

7.1     Each ~~Option~~Award granted under this Plan shall be evidenced by a written agreement approved by the Plan Administrator (each, an “Agreement”). Agreements may contain such provisions, not inconsistent with this Plan or any Applicable Laws, as the Plan Administrator in its discretion may deem advisable. All ~~Options~~Awards also shall comply with the following requirements:

(a)	Number of ~~Shares~~shares of Common Stock underlying the Award and Type of ~~Option~~Award.

Each Agreement shall state the number of shares of Common ~~Shares~~Stock to which it pertains and whether the ~~Option~~Award is intended to be an Incentive Stock Option, Section 102 ~~Option~~Awards ~~(CGO~~CGA or ~~OIO~~OIA) or a Non-Qualified ~~Stock Option~~Awards; provided that:

(i)	the number of Common Shares that may be reserved pursuant to the exercise of ~~Options~~Awards granted to any person shall not exceed 5% of the issued and outstanding Common Shares of the Corporation;

(ii)	in the absence of action to the contrary by the Plan Administrator in connection with the grant of an ~~Option~~Award, all ~~Options~~Awards shall be Non-Qualified ~~Stock Options~~Awards, Unapproved 102 ~~Options~~Awards or Section 3(i) ~~Options~~Awards, as the case maybe;

(iii)	the aggregate fair market value (determined at the Date of Grant, as defined below) of the shares of Common ~~Shares~~Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (granted under this Plan and all other Incentive Stock Option plans of the Corporation, a Related Corporation or a predecessor corporation) shall not exceed U.S.$100,000, or such other limit as may be prescribed by the Code as it may be amended from time to time (the “Annual Limit”); and

(iv)	any portion of an ~~Option~~Award which exceeds the Annual Limit shall not be void but rather shall be a Non-Qualified ~~Stock Option~~Award.

(b)	Date of Grant

Each Agreement shall state the date the Plan Administrator has deemed to be the effective date of grant of the ~~Option~~Award for purposes of this Plan (the “Date of Grant”). ~~Option Price~~

(c)	Exercise Price

Each Agreement shall state the price per shares of Common ~~Share at~~Stock to which ~~it~~an Award is exercisable (if applicable). The Plan Administrator shall act in good faith to establish the exercise price in accordance with Applicable Laws; provided that:

(i)	the per share exercise price for an Incentive Stock Option or any Option granted to a “covered employee” as such term is defined for purposes of Section 162(m) of the Code shall not be less than the fair market value per Common Share at the Date of Grant as determined by the Plan Administrator in good faith;

(ii)	with respect to Incentive Stock Options granted to greater-than-ten percent (>10%) shareholders of the Corporation (as determined with reference to Section 424(d) of the Code), the exercise price per share shall not be less than one hundred ten percent (110%) of the fair market value per Common ~~Share~~Stock at the Date of Grant as determined by the Plan Administrator in good faith; and

(iii)	Options granted in substitution for outstanding options of another corporation in connection with the merger, consolidation, acquisition of property or stock or other reorganization involving such other corporation and the Corporation or any subsidiary of the Corporation may be granted with an exercise price equal to the exercise price for the substituted option of the other corporation, subject to any adjustment consistent with the terms of the transaction pursuant to which the substitution is to occur.

(iv)	solely for the purpose of determining the tax liability pursuant to Section 102(b)(3) of the Ordinance, if at the date of grant the Corporation’s shares are listed on any established stock exchange or a national market system or if the Corporation’s shares will be registered for trading within ninety (90) days following the date of grant of the ~~CGOs~~CGAs, the fair market value of the Shares at the date of grant shall be determined in accordance with the average value of the Corporation’s shares on the thirty (30) trading days preceding the date of grant or on the thirty (30) trading days following the date of registration for trading, as the case may be.

(d)	Duration of ~~Options~~Awards

At the time of the grant of the ~~Option~~Award, the Plan Administrator shall designate, subject to Section 7.1(g) below, the expiration date of the ~~Option~~Awards, which date shall not be later than 10 years from the Date of Grant; provided, that the Plan Administrator decided otherwise in specific ~~option agreements~~Award Agreements or, that the expiration date of any Incentive Stock Option granted to a greater-than-ten percent (>10%) shareholder of the Corporation (as determined with reference to Section 424(d) of the Code) shall not be later than five (5) years from the Date of Grant. In the absence of action to the contrary by the Plan Administrator in connection with the grant of a particular ~~Option~~Award, and except in the case of Incentive Stock Options as described above, all ~~Options~~Awards granted under this Section 7 shall expire 10 years from the Date of Grant.

(e)	Vesting Schedule

No ~~Option~~Award shall be exercisable until it has vested. The vesting schedule for each ~~Option~~Award shall be specified by the Plan Administrator at the time of grant of the ~~Option~~Award prior to the provision of services with respect to which such ~~Option~~Award is granted~~.~~; provided that if no vesting schedule is specified at the time of grant, the ~~Option~~Award shall vest as follows:

(i)	on the six month anniversary of the Date of Grant, the ~~Option~~Award shall vest and shall become exercisable with respect to 25% of the Common Stock to which it pertains;

(ii)	on the seven month and each successive month anniversary to and including the twenty ~~three~~four month anniversary, the ~~Option~~Award shall vest and become exercisable with respect to an additional ~~four (4%) percent~~1/24 of ~~the~~shares of Common Stock to which ~~it pertains ; and~~

~~(iii)~~	~~on the twenty-four month anniversary of the Date of Grant, the Option shall vest and shall become exercisable with respect to balance of the Common Stock to which it~~  pertains.

The Plan Administrator may specify a vesting schedule for all or any portion of an ~~Option~~Award based on the achievement of performance objectives established in advance of the commencement by the ~~Optionee~~Participant of services related to the achievement of the performance objectives. Performance objectives shall be expressed in terms of objective criteria, including but not limited to, one or more of the following: return on equity, return on assets, share price, market share, sales, earnings per share, costs, net earnings, net worth, inventories, cash and cash equivalents, gross margin or the Corporation’s performance relative to its internal business plan. Performance objectives may be in respect of the performance of the Corporation as a whole (whether on a consolidated or unconsolidated basis), a Related Corporation, or a subdivision, operating unit, product or product line of either of the foregoing. Performance objectives may be absolute or relative and may be expressed in terms of a progression or a range. An ~~Option~~Award that is exercisable (in full or in part) upon the achievement of one or more performance objectives may be exercised only following written notice to the ~~Optionee~~Participant and the Corporation by the Plan Administrator that the performance objective has been achieved.

(f)	Acceleration of Vesting

The vesting of one or more outstanding ~~Options~~Award may be accelerated by the Plan Administrator at such times and in such amounts as it shall determine in its sole discretion.

(g)	Term of ~~Option~~Award

(i)	Vested Options shall terminate, to the extent not previously exercised, upon the occurrence of the first of the following events:

A.	the expiration of the Option, as designated by the Plan Administrator in accordance with Section 7.1(d) above;

B.	the date ~~an Optionee~~a Participant receives a notice of his or her termination of employment or contractual relationship with the Corporation or any Related Corporation for Cause (as hereinafter defined); or

C.	the expiration of ~~five~~three (~~5~~3) years, unless otherwise determined in specific agreements by the Plan Administrator, from the date of an ~~Optionee~~Participant’s termination of employment or contractual relationship with the Corporation or any Related Corporation for any reason whatsoever other than Cause, but including death or disability~~, unless, in the case of a Non-Qualified Stock Option, Section 102 Option or Section 3(i) Option, the exercise period is extended by the Plan Administrator until a date not later than the expiration date of the Option;~~ .

(ii)	Notwithstanding Section 7.1(g)(i) above, any vested ~~Options~~Awards which have been granted to ~~an Optionee~~a Participant in the ~~Optionee~~Participant’s capacity as a director of the Corporation or any Related Corporation shall terminate upon the occurrence of the first of the following events:

A.	the event specified in Section 7.1(g)(i)A above;

B.	the expiration of ~~five~~three (~~5~~3) years, unless otherwise determined in specific agreements by the Plan Administrator, from the date ~~the Optionee~~such Participant ceases to serve as a director of the Corporation or Related Corporation, as the case may be~~, unless, in the case of a Non-Qualified Stock Option or Section 102 Option, the exercise period is extended by the Plan Administrator until a date not later than the expiration date of the Option~~.

(iii)	Upon the death of ~~an Optionee~~a Participant, any vested option still in force and unexpired may be exercised by the person or persons to whom such ~~Optionee~~Participant’s rights ~~under such Option~~ shall pass by the ~~Optionee~~Participant’s will or by the laws of descent and distribution ~~of~~at the ~~Optionee~~Participant’s domicile at the time of death, within a period of ~~twelve (12~~thirty six (36) months after the date of ~~such termination~~the Participant’s death.

(iv)	For purposes of the Plan, unless otherwise defined in the Agreement, termination for “Cause” shall mean such termination is for ‘cause’ as such term is expressly defined in a then-effective written agreement between the ~~Optionee~~Participant and the Corporation or any Related Corporation, or in the absence of such then-effective written agreement and in the case of an Employee or an Israeli Employee, termination for the following reasons (i) conviction of any felony involving moral turpitude or affecting the Corporation; (ii) any refusal to carry out a reasonable directive of the chief executive officer, the Board or the ~~Optionee~~Participant’s direct supervisor, which involves the business of the Corporation or its Related Corporation and was capable of being lawfully performed; (iii) embezzlement of funds of the Corporation or its Related Corporation; (iv) any breach of the ~~Optionee~~Participant’s fiduciary duties or duties of care of the Corporation; including without limitation disclosure of confidential information of the Corporation; and (v) any conduct (other than conduct in good faith) reasonably determined by the Board to be materially detrimental to the Corporation. Unless accelerated in accordance with Section 7.1(f) above, unvested Options shall terminate immediately upon termination of employment or contractual relationship of ~~an Optionee~~a Participant with the Corporation or a Related Corporation, or termination of ~~an Optionee~~a Participant’s services as a director of the Corporation or a Related Corporation, for any reason whatsoever, including death or disability.

(v)	For purposes of this Plan, transfer of employment between or among the Corporation and/or any Related Corporation shall not be deemed to constitute a termination of employment with the Corporation or any Related Corporation. Employment shall be deemed to continue while the ~~Optionee~~Participant is on military leave, sick leave or other bona fide leave of absence (as determined by the Plan Administrator). The foregoing notwithstanding, employment shall not be deemed to continue beyond the first ninety (90) days of such leave, unless otherwise determined in specific agreements by the Plan Administrator and unless the ~~Optionee~~Participant’s re-employment rights are guaranteed by statute or by contract.

(h)	Exercise of Options

(i)	Options shall be exercisable, in full or in part, at any time after vesting, until termination of right to exercise. If less than all of the shares of Common ~~Shares~~Stock included in the vested portion of any ~~Option~~option are purchased, the remainder may be purchased at any subsequent time prior to the expiration of the ~~Option term~~exercise period. Only a whole share of Common ~~Shares~~Stock may be issued pursuant to an ~~Option~~option, and to the extent that an ~~Option~~option covers less than one (1) share of Common ~~Share~~Stock, it is unexercisable.

(ii)	Options or portions thereof may be exercised by giving written notice to the Corporation, in such form and method as may be determined by the Corporation and when applicable, by the Trustee in accordance with the requirements of Section 102 of the Ordinance, which notice shall specify the number of shares of Common ~~Shares~~Stock to be purchased, and be accompanied by payment in the amount of the aggregate exercise price for the Common ~~Shares~~Stock so purchased, which payment shall be in the form specified in Section 7.1(i) below. The Corporation shall not be obligated to issue, transfer or deliver a certificate representing shares of Common ~~Shares~~Stock to the Holder of any Option, until provision has been made by the Holder, to the satisfaction of the Corporation, for the payment of the aggregate exercise price for all shares of Common ~~Shares~~Stock for which the ~~Option~~option shall have been exercised and for satisfaction of any tax withholding obligations associated with such exercise. During the lifetime of an ~~Optionee, Options~~Participant, options are exercisable only by the ~~Optionee~~Participant.

(iii)	For Israeli Employees the above mentioned in section h(ii) is subject to section 102 and the trust mechanism as defined in section 5 of this Plan.

With respect to Unapproved 102 ~~Option~~Award, if the ~~Optionee~~Participant ceases to be employed by the Corporation or any ~~Afffiliate~~Affiliate, the ~~Optionee~~Participant shall extend to the Corporation and/or its Affiliate a security or guarantee for the payment of tax due at the time of sale of ~~Shares~~shares of Common Stock, all in accordance with the provisions of Section 102 and the rules, regulation or orders promulgated thereunder.

(i)	Payment upon Exercise of Option

Upon the exercise of any ~~Option~~option, the aggregate exercise price shall be paid to the Corporation in cash or by certified or cashier’s check. In addition, if pre-approved in writing by the Plan Administrator who may arbitrarily withhold consent, the Holder may pay for all or any portion of the aggregate exercise price by complying with one or more of the following alternatives:

(i)	by delivering to the Corporation shares of Common ~~Shares~~Stock previously held by such Holder, or by the Corporation withholding shares of Common ~~Shares~~Stock otherwise deliverable pursuant to exercise of ~~the Option~~option, which shares of Common ~~Shares~~Stock received or withheld shall have a fair market value at the date of exercise (as determined by the Plan Administrator) equal to the aggregate exercise price to be paid by the ~~Optionee~~Participant upon such exercise;

(ii)	by delivering a properly executed exercise notice together with irrevocable instructions to a broker promptly to sell or margin a sufficient portion of the shares of Common ~~Shares~~Stock and deliver directly to the Corporation the amount of sale or margin loan proceeds to pay the exercise price; or

(iii)	by complying with any other payment mechanism approved by the Plan Administrator at the time of exercise.

(i1)	Restricted Stock
An Award of Restricted Stock, whether as 102 Award, Non-Qualified Award or Section 3(i) Award, may be granted by the Corporation in a specified number of shares of Common Stock of Corporation to the Participant, which shares may or may no be subject to forfeiture or other restrictions upon the happening of specified events (the term in which such restrictions apply shall be referred to as the “Restriction Period”). Such an Award shall be subject to the following terms and conditions:

(i)	Restricted Stock shall be evidenced by Award agreements. Such agreements shall conform to the requirements of the Plan and may contain such other provisions as the Committee shall deem advisable.

(ii)	Upon determination of the number of shares of Restricted Stock to be granted to a Holder, the Committee shall direct that a certificate or certificates representing the number of shares of Common Stock of Corporation be issued to the Holder with the Holder designated as the registered owner. If any restrictions apply to such shares of Restricted Stock, the certificate(s) representing such shares shall be legended as to sale, transfer, assignment, pledge or other encumbrances during the Restriction Period and deposited by the Holder, together with a stock power endorsed in blank, with the Corporation, to be held in escrow during the Restriction Period.

(iii)	Unless otherwise determined by the Committee at the time of an Award, during the Restriction Period the Holder shall have the right to receive dividends from and to vote the shares of Restricted Stock.

(iv)	The Award Agreement shall specify the duration of the Restriction Period, if any, and the employment or other conditions (including termination of employment on account of death, disability, retirement or other cause) under which shares of Restricted Stock may be forfeited by the Corporation. At the end of the Restriction Period, if any, the restrictions imposed shall lapse with respect to the number of shares of Restricted Stock as determined by the Committee, and the legend shall be removed and such number of shares delivered to the Holder (or, where appropriate, the Holder’s legal representative). The Committee may, in its sole discretion, modify or accelerate the vesting and delivery of shares of Restricted Stock, if those are subject to vesting.

(i2)	Restricted Stock Unit.

The Plan Administrator is authorized to make awards of Restricted Stock Units, whether as 102 Award, Non-Qualified Award or Section 3(i) Award, to any Employee or Consultant in such amounts and subject to such terms and conditions as the Plan Administrator shall deem appropriate. On the vesting date of a Restricted Stock Unit, unless otherwise noted in the Award Agreement, the Corporation shall transfer to the Participant one unrestricted, fully transferable, fully paid and non-assessable share of Common Stock for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited.

(i)	All Awards of restricted stock units made pursuant to this Plan will be evidenced by an Award Agreement and will comply with and be subject to the terms and conditions of this Plan.

(ii)	Unless otherwise determined by the Committee at the time of an Award, during the Restriction Period the Holder shall not have the right to receive dividends from and to vote the shares underlying the Restricted Stock Units.

(iii)	Restricted Stock Units shall be subject to such terms and conditions as the Plan Administrator may impose. These terms and conditions may include restrictions based upon completion of a specified period of service with the Corporation or an Affiliate as set out in advance in the Participant’s individual Award Agreement.

(j)	No Rights as a Shareholder

A Holder shall have no rights as a shareholder of the Corporation with respect to any shares of Common ~~Shares~~Stock covered by an ~~Option~~option and to any unvested Restricted Stock Unit until such Holder becomes a record holder of such ~~Common Shares~~shares, irrespective of whether such Holder has given notice of exercise. Subject to the provisions of Section 7.1(m) hereof, no rights shall accrue to a Holder and no adjustments shall be made on account of dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights declared on, or created in, the Common Shares for which the record date is prior to the date the Holder becomes a record holder of the shares of Common ~~Shares covered by the Option~~Stock, irrespective of whether such Holder has given notice of exercise. ~~In case of Options and Common Shares held~~Awards and shares of Common Stockheld by the Trustee, are subject to the provisions of Section 5 of the Plan.

(k)	Non-transferability ~~of Options~~

Options and unvested Restricted Stocks and Restricted Stock Units granted under this Plan and the rights and privileges conferred by this Plan may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will, by applicable laws of descent and distribution, and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any ~~Option~~Options and unvested Restricted Stocks and Restricted Stock Units or of any right or privilege conferred by this Plan contrary to the provisions hereof, or upon the sale, levy or any attachment or similar process upon the rights and privileges conferred by this Plan, such ~~Option~~options and unvested Restricted Stocks and Restricted Stock Units shall thereupon terminate and become null and void.

As long as ~~Options and/or Common Shares~~Awards are held by the Trustee on behalf of the ~~Optionee~~Participant, all rights of the ~~Optionee~~Participant over the shares of Common ~~Shares are~~Stockare personal, can not be transferred, assigned, pledged or mortgaged, other than by will or pursuant to the laws of descent and distribution.

(l)	Securities Regulation and Tax Withholding

(i)	Shares of Common ~~Shares~~Stock shall not be issued with respect to an ~~Option unless~~Award (also in connection with the exercise of ~~such Option~~option) and the issuance and delivery of such shares of Common ~~Shares~~Stock shall comply with all Applicable Laws, and such issuance shall be further subject to the approval of counsel for the Corporation with respect to such compliance, including the availability of an exemption from prospectus and registration requirements for the issuance and sale of such shares of Common ~~Shares~~Stock. The inability of the Corporation to obtain from any regulatory body the authority deemed by the Corporation to be necessary for the lawful issuance and sale of any shares of Common ~~Shares~~Stock under this Plan, or the unavailability of an exemption from prospectus and registration requirements for the issuance and sale of any shares of Common ~~Shares~~Stock under this Plan, shall relieve the Corporation of any liability with respect to the non-issuance or sale of such shares of Common ~~Shares~~Stock.

(ii)	As a condition to the exercise of an Option or issuance of other Awards, the Plan Administrator may require the Holder to represent and warrant in writing at the time of such exercise that the shares of Common ~~Shares~~Stock are being purchased only for investment and without any then-present intention to sell or distribute such shares of Common ~~Shares~~Stock. If necessary under Applicable Laws, the Plan Administrator may cause a stop-transfer order against such Common Shares to be placed on the stock books and records of the Corporation, and a legend indicating that the shares of Common ~~Shares~~Stock may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided stating that such transfer is not in violation of any Applicable Laws, may be stamped on the certificates representing such shares of Common ~~Shares~~Stock in order to assure an exemption from registration. The Plan Administrator also may require such other documentation as may from time to time be necessary to comply with applicable securities laws. THE CORPORATION HAS NO OBLIGATION TO UNDERTAKE REGISTRATION OF OPTIONS OR THE COMMON SHARES ISSUABLE UPON THE EXERCISE OF OPTIONS OR ISSUANCE OF OTHER AWARDS.

(iii)	The Holder shall pay to the Corporation by certified or cashier’s check, promptly upon exercise of an ~~Option~~option or, if sooner or later, the date that the amount of such obligations becomes determinable upon any Award, all applicable federal, state, local and foreign withholding taxes that the Plan Administrator or the Trustee, in their discretion, subject to section 102 in case of Israeli Employees, determines to result upon exercise of an ~~Option~~option or from a transfer or other disposition of shares of Common ~~Shares~~Stock acquired upon exercise of an ~~Option~~option or otherwise related to an ~~Option~~option or shares of Common ~~Shares~~Stock acquired in connection with an Option or issuance of shares underlying a different Award. Furthermore, the Holder shall agree to indemnify the Corporation and/or its Affiliates and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Holder. Upon approval of the Plan Administrator, a Holder may satisfy such obligation by complying with one or more of the following alternatives selected by the Plan Administrator:

A.	by delivering to the Corporation shares of Common ~~Shares~~Stock previously held by such Holder or by the Corporation withholding shares of Common ~~Shares~~Stock otherwise deliverable pursuant to the exercise of the ~~Option~~option or issuance of shares underlying a different Award, which shares of Common ~~Shares~~Stock received or withheld shall have a fair market value (as determined by the Plan Administrator) equal to the minimum mandatory withholding tax obligations arising as a result of such exercise, transfer or other disposition; or

B.	by complying with any other payment mechanism approved by the Plan Administrator from time to time.

(iv)	The issuance, transfer or delivery of certificates representing shares of Common ~~Shares~~Stock pursuant to the exercise of ~~Options~~options or issuance of shares underlying a different Award may be delayed, at the discretion of the Plan Administrator, until the Plan Administrator is satisfied that the applicable requirements of all Applicable Laws and the withholding provisions of the Code and/or the Ordinance have been met and that the Holder has paid or otherwise satisfied any withholding tax obligation as described in Section 7.1(l)(iii) above.

(m)	Adjustments Upon Changes In Capitalization

(i)	The aggregate number (in the case of Incentive Stock Options and for purposes of the limit in Section 6.2 above) and class of shares for which ~~Options~~Awards may be granted under this Plan, the number and class of shares covered by each outstanding ~~Option~~Award, and the exercise price per share thereof (but not the total price), and each such ~~Option~~Award, shall all be proportionately adjusted for any increase or decrease in the number of issued Common Shares of the Corporation resulting from:

A.	a subdivision or consolidation of Common Shares or any like capital adjustment, or

B.	the issuance of any shares of Common ~~Shares~~Stock, or securities exchangeable for or convertible into shares of Common ~~Shares~~Stock, to the holders of all or substantially all of the outstanding shares of Common ~~Shares~~Stock by way of a stock dividend (other than the issue of shares of Common ~~Shares~~Stock, or securities exchangeable for or convertible into shares of Common ~~Shares~~Stock, to holders of shares of Common ~~Shares~~Stock pursuant to their exercise of options to receive dividends in the form of shares of Common ~~Shares~~Stock, or securities convertible into shares of Common ~~Shares~~Stock, in lieu of dividends paid in the ordinary course on the shares of Common ~~Shares~~Stock).

(ii)	Except as provided in Section 7.1(m)(iii) hereof, upon a merger (other than a merger of the Corporation in which the holders of Common Shares immediately prior to the merger have the same proportionate ownership of common shares in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, separation, reorganization (other than a mere re-incorporation or the creation of a holding Corporation) or liquidation of the Corporation, as a result of which the shareholders of the Corporation, receive cash, shares or other property in exchange for or in connection with their shares of Common ~~Shares~~Stock, any ~~Option~~Award granted hereunder shall terminate, but the Holder shall have the right to exercise such Holder’s ~~Option~~Award immediately prior to any such merger, consolidation, acquisition of property or shares, separation, reorganization or liquidation, and to be treated as a shareholder of record for the purposes thereof, to the extent the vesting requirements set forth in the ~~Option~~Award agreement have been satisfied.

(iii)	If the shareholders of the Corporation receive shares in the capital of another corporation (“Exchange Shares”) in exchange for their shares of Common ~~Shares~~Stock in any transaction involving a merger (other than a merger of the Corporation in which the holders of shares of Common ~~Shares~~Stock immediately prior to the merger have the same proportionate ownership of shares of Common ~~Shares~~Stock in the surviving corporation immediately after the merger), consolidation, acquisition of property or shares, separation or reorganization (other than a mere re-incorporation or the creation of a holding Corporation), all ~~Options~~Awards granted hereunder shall be converted into ~~options~~Awards to purchase Exchange Shares, unless the Corporation and the corporation issuing the Exchange Shares, in their sole discretion, determine that any or all such ~~Options~~Awards granted hereunder shall not be converted into ~~options~~Awards to purchase Exchange Shares but instead shall terminate in accordance with, and subject to the Holder’s right to exercise the Holder’s ~~Options~~Awards pursuant to, the provisions of Section 7.1(m)(ii). The amount and price of converted ~~options~~Awards shall be determined by adjusting the amount and price of the ~~Options~~Awards granted hereunder in the same proportion as used for determining the number of Exchange Shares the holders of the shares of Common ~~Shares~~Stock receive in such merger, consolidation, acquisition or property or stock, separation or reorganization. Unless accelerated by the Board, the vesting schedule set forth in the option agreement shall continue to apply to the ~~options~~Awards granted for the Exchange Shares.

(iv)	In the event of any adjustment in the number of shares of Common ~~Shares~~Stock covered by any ~~Option~~Award, any fractional shares resulting from such adjustment shall be disregarded and each such ~~Option~~Award shall cover only the number of full shares resulting from such adjustment.

(v)	All adjustments pursuant to Section 7.1(m) shall be made by the Plan Administrator, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

(vi)	The grant of an ~~Option~~Award shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, consolidate or dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

8.	EFFECTIVE DATE; AMENDMENT; SHAREHOLDER APPROVAL

~~8.1     Options may be granted by the Plan Administrator from time to time on or after the date on which this Plan is adopted by the Board (the “Effective Date”). In case of the Israeli Optionees, Approved 102 Options will be granted only after the lapse of at least 30 days following the date in which the Plan and the relevant forms will be submitted to the tax authorities as detailed in Section 4.6 above.~~

8.1    ~~8.2~~ Unless sooner terminated by the Board, this Plan shall terminate on ~~the tenth anniversary of the Effective Date.~~December 31, 2018. No Option may be granted after such termination or during any suspension of this Plan.

8.2    ~~8.3~~ Any Incentive Stock Options granted by the Plan Administrator prior to the ratification of this Plan by the shareholders of the Corporation shall be granted subject to approval of this Plan by the ~~holders of a majority~~shareholders of the Corporation’s outstanding voting shares, voting either in person or by proxy at a duly held shareholders’meeting within twelve (12) months before or after the ~~Effective Date~~date this Amended and Restated 2005 Stock Option Plan is approved by the Board. If such shareholder approval is sought and not obtained, all Incentive Stock Options granted prior thereto and thereafter shall be considered Non-Qualified ~~Stock Options~~Awards and any ~~Options~~Awards granted to Covered Employees will not be eligible for the exclusion set forth in Section 162(m) of the Code with respect to the deductibility by the Corporation of certain compensation.

9.     NO OBLIGATIONS TO EXERCISE OPTION

The grant of an ~~Option~~option shall impose no obligation upon the ~~Optionee~~Participant to exercise such ~~Option~~option.

10.     NO RIGHT TO ~~OPTIONS~~AWARD OR TO EMPLOYMENT

Whether or not any ~~Options~~Awards are to be granted under this Plan shall be exclusively within the discretion of the Plan Administrator, ~~and~~ nothing contained in this Plan shall be construed as giving any person any right to participate under this Plan. The grant of an ~~Option~~Award shall in no way constitute any form of agreement or understanding binding on the Corporation or any Related Corporation, express or implied, that the Corporation or any Related Corporation will employ or contract with an ~~Optionee~~Participant for any length of time, nor shall it interfere in any way with the Corporation’s or, where applicable, a Related Corporation’s right to terminate ~~Optionee~~Participant’s employment at any time, which right is hereby reserved.

11.     APPLICATION OF FUNDS

The proceeds received by the Corporation from the sale of Common Shares issued upon the exercise of ~~Options~~Awards shall be used for general corporate purposes, unless otherwise directed by the Board.

12.     INDEMNIFICATION OF PLAN ADMINISTRATOR

In addition to all other rights of indemnification they may have as members of the Board, members of the Plan Administrator shall be indemnified by the Corporation for all reasonable expenses and liabilities of any type or nature, including attorneys’ fees, incurred in connection with any action, suit or proceeding to which they or any of them are a party by reason of, or in connection with, this Plan or any ~~Option~~Award granted under this Plan, and against all amounts paid by them in settlement thereof (provided that such settlement is approved by independent legal counsel selected by the Corporation), except to the extent that such expenses relate to matters for which it is adjudged that such Plan Administrator member is liable for wilful misconduct; provided, that within fifteen (15) days after the institution of any such action, suit or proceeding, the Plan Administrator member involved therein shall, in writing, notify the Corporation of such action, suit or proceeding, so that the Corporation may have the opportunity to make appropriate arrangements to prosecute or defend the same.

13.     AMENDMENT OF PLAN

~~The~~Subject to additional consents and approvals required under Applicable Law, the Plan Administrator may, at any time, modify, amend or terminate this Plan or modify or amend ~~Options~~Awards granted under this Plan, including, without limitation, such modifications or amendments as are necessary to maintain compliance with the Applicable Laws. ~~The Plan Administrator may condition the effectiveness of any such amendment on the receipt of shareholder approval at such time and in such manner as the Plan Administrator may consider necessary for the Corporation to comply with or to avail the Corporation and/or the Optionees of the benefits of any securities, tax, market listing or other administrative or regulatory requirements.~~

~~Effective Date: September 18, 2006~~

PLURISTEM THERAPEUTICS INC.

ANNUAL MEETING OF THE STOCKHOLDERS

JANUARY 21, 2009

PROXY CARD

THE FOLLOWING PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PLURISTEM THERAPEUTICS INC.

The undersigned stockholder of Pluristem Therapeutics Inc. (the “Company”) hereby appoints Zami Aberman and Yaky Yanay, or any of them, as proxy and attorney of the undersigned, for and in the name(s) of the undersigned, to attend the annual meeting of stockholders of the Company (the “Stockholders Meeting”) to be held at the Company’s offices at Matam Advanced Technology Park Building No. 20, Haifa, Israel, 31905 on Wednesday, January 21, 2009, at 5:00 p.m. local time, and any adjournment thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the Stockholders Meeting with all powers possessed by the undersigned if personally present at the Stockholders Meeting, including, without limitation, to vote and act in accordance with the instructions set forth below. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and revokes any proxy heretofore given with respect to such meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy Card is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR”each nominee in Proposal 1 and “FOR” the adoption of the Company’s Amended and Restated 2005 Stock Option Plan specified in Proposal 2.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

PLURISTEM THERAPEUTICS INC.

JANUARY 21, 2009

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH
OF THE PRESIDING DIRECTORS LISTED BELOW AND “FOR” PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

1.

Election of Directors: To elect the following nominees to the Board of Directors to serve as directors of the Company until the next annual meeting of the stockholders and until his or her successor is elected and qualified or his earlier resignation or removal:

		FOR	AGAINST	ABSTAIN

	Zami Aberman	☐	☐	☐

	Israel Ben-Yoram	☐	☐	☐

	Isaac Braun	☐	☐	☐

	Mark Germain	☐	☐	☐

	Hava Meretzki	☐	☐	☐

	Nachum Rosman	☐	☐	☐

	Doron Shorrer	☐	☐	☐

	Shai Pines	☐	☐	☐

2.

Approval of the Amended and Restated 2005 Stock Option Plan of the Company, amending the current Amended 2005 Stock Option Plan in order to: (i) increase the number of shares of Common Stock authorized for issuance thereunder from 1,990,000 to be equal to 16% of the number of shares of Common Stock issued and outstanding on a fully diluted basis immediately prior to the grant of securities; (ii) allow the issuance of shares of Common Stock and units for such shares of Common Stock; and (iii) set the termination date thereof to be December 31, 2018.

		☐	☐	☐

3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Stockholders Meeting. MARK X HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.